SMITH BREEDEN SERIES FUND
SMITH BREEDEN TRUST


	SCHEDULE 14A INFORMATION
	Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

Filed by the Registrants [x]
Filed by a Party other than the Registrant [  ]

Check the appropriate box:
[  ]	Preliminary Proxy Statement
[x]	Definitive Proxy Statement
[  ]	Definitive Additional Materials
[  ]	Soliciting Material Pursuant to ? 240.14a-11(c) or
? 240.14a-12

	SMITH BREEDEN SERIES FUND
SMITH BREEDEN TRUST
	------------------------------------
	(Name of Registrants as Specified In Their Charters)


Payment of Filing Fee (check the appropriate box):
[x]	No fee required
[  ]	Fee computed on table below per Exchange Act Rules
14a-6(i)(1) and 0-11.
1)	Title of each class of securities to which transaction applies:
2)	Aggregate number of securities to which transaction applies:
3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing is calculated and state how it was determined):
4)	Proposed maximum aggregate value of transaction:
5)	Total fee paid:
[  ]	Fee paid previously with preliminary materials.
[  ]	Check box if any part of the fee is offset as provided by Exchange
Act Rule 0-11(a) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
1)	Amount previously paid:
2)	Form, Schedule or Registration Statement No.:
3)	Filing Party:
4)	Date Filed:	_____________


SMITH BREEDEN ASSOCIATES, INC.
100 Europa Drive, Suite 200
Chapel Hill, NC 27514

	June 9, 2000
Dear Shareholder:

You are cordially invited to attend a special meeting of shareholders (the "Meeting") of the Smith Breeden Short Duration U.S. Government Fund, Smith Breeden Intermediate Duration U.S.
Government Fund, and Smith Breeden U.S. Equity Market Plus Fund
(the "Funds") of the Smith Breeden Series Fund or the Smith Breeden Trust, as the case may be (the "Trusts") to be held on Friday, July 21, 2000, at 10:00 a.m., Chapel Hill time, at the offices of the Trusts, 100 Europa Drive, Suite 200, Chapel Hill, NC 27514. At the Meeting, shareholders will be asked (i) to elect eight new members to the Trusts' Board of Trustees to replace the current Trustees of the Trusts, (ii) to approve the proposed management agreements between each Trust, on behalf of each Fund, and The Managers Funds LLC ("Managers"),
(iii) to approve the proposed subadvisory agreement between Smith Breeden Associates, Inc. ("Smith Breeden") and Managers for each
Fund, (iv) to amend the Trusts' Declarations of Trust to facilitate the future reorganization of the Funds into the Managers fund complex without additional shareholder approval, and (v) to permit Managers to change the subadviser of each Fund in the future without seeking the approval of the shareholders of the relevant Fund.

	Smith Breeden and Managers believe that the approval of these proposals (the "Proposals") will be beneficial to all parties, but most importantly to the Funds' shareholders. With approximately $3.5 billion in assets under management, the Managers fund complex is substantially larger than the Trusts. As a result, and given Managers' experience in the mutual fund business, Managers is better able to service shareholders' day-to-day operational account and investment needs. Through the proposed relationship with Managers, shareholders of the Funds should have access to more extensive products and services, as well as to a higher level of customer service and technology. Smith Breeden would continue to manage the assets in the Funds in its capacity as subadviser, thus enabling Smith Breeden to focus on its strength, portfolio management. Managers has informed the Trustees of the Trusts that Managers does not presently intend to increase the fees and expenses of the Funds as a result of the Proposals and the transactions contemplated thereby.

The Proposals have been carefully reviewed by the Trusts'
Board of Trustees, which recommends that you approve each of the Proposals. Whether or not you plan to be present at the Meeting, your vote is needed. Please complete, sign, and return the enclosed proxy card(s) promptly, or cast your votes by telephone or via the internet according to the instructions on the proxy card. A postage-paid envelope is enclosed for the purpose of returning your proxy card(s) by mail.

	The Funds are using Shareholder Communications Corporation, a professional proxy solicitation firm, to assist shareholders in the voting process. As the date of the Meeting approaches, if we have not already heard from you, you may receive a telephone call from Shareholder
Communications Corporation reminding you to exercise your right to vote.

We thank you for your attention to this matter. We look forward to seeing you at the Meeting or receiving your proxy card(s) (or your votes by telephone or via the internet) so your shares may be voted at the Meeting. If you have any questions on voting of proxies or the Proposals to be considered at this meeting, please call us toll free at 800-221-3137.

Sincerely yours,


Michael J. Giarla
Executive Vice President
and Chief Operating Officer

SHAREHOLDERS ARE URGED TO SIGN AND RETURN THE
ENCLOSED PROXY CARD(S) IN THE ENCLOSED ENVELOPE (OR
CAST YOUR VOTES BY TELEPHONE OR VIA THE INTERNET
ACCORDING TO THE INSTRUCTIONS ON THE PROXY CARD)
SO AS TO BE REPRESENTED AT THE MEETING.

SMITH BREEDEN SERIES FUND
SMITH BREEDEN TRUST

	Smith Breeden Short Duration U.S. Government Fund
Smith Breeden Intermediate Duration U.S. Government Fund
Smith Breeden U.S. Equity Market Plus Fund

	NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

	To Be Held July 21, 2000
	___________

A special meeting of shareholders (the "Meeting") of Smith
Breeden Series Fund (the "Series Trust") and Smith Breeden Trust (the "SB Trust," and together with the Series Trust, the "Trusts") will be held at the offices of the Trusts, 100 Europa Drive, Suite 200, Chapel Hill, NC 27514, on Friday, July 21, 2000 at 10:00 a.m., Chapel Hill time, for the following purposes:

1.	Proposal 1 - Election of Trustees.  For the shareholders
of each Trust, to elect eight new members to the Board of Trustees of that Trust to replace the current Trustees of the Trust.

2.	Proposal 2 - Proposed Management Agreements.  For
the shareholders of each of the Smith Breeden Short
Duration U.S. Government Fund, Smith Breeden
Intermediate Duration U.S. Government Fund, and
Smith Breeden U.S. Equity Market Plus Fund (the
"Funds"), to approve the proposed management agreements between each Trust, on behalf of each Fund, and The Managers Funds LLC ("Managers"), as described in the attached Proxy Statement.

3.	Proposal 3 - Proposed Subadvisory Agreements.  For
the shareholders of each Fund, to approve the proposed subadvisory agreement between Managers and Smith
Breeden Associates, Inc., as described in the attached
Proxy Statement.

4.	Proposal 4 - Amendment to the Trusts' Declarations of
Trust. For the shareholders of each Trust (with the shareholders of both Funds of the Series Trust voting together as a single class), to approve the proposed amendment to the Trusts' Declarations of Trust to facilitate the future merger of the Funds into the Managers fund complex without additional shareholder approval, as described in the attached Proxy Statement.

5.	Proposal 5 - Future Subadviser Changes Without
Shareholder Approval. For the shareholders of each Fund, to approve a proposal with respect to the future operations of each Fund whereby each Fund may, from time to time, to the extent permitted by an exemption granted by the Securities and Exchange Commission, permit the adviser to enter into new or amended management agreement(s) with subadviser(s) with respect to each Fund without obtaining shareholder approval of such agreement(s), and to permit such subadviser(s) to manage the assets of each Fund pursuant to such management agreement(s), as described in the attached Proxy Statement.

6.	Other Business.  For all shareholders to consider and
act upon such other matters as may properly come before the Meeting.

Shareholders of record as of the close of business on May 30, 2000 will be entitled to notice of and to vote at the Meeting or any adjournment thereof. If you attend the Meeting, you may vote your shares in person. EVEN IF YOU EXPECT TO ATTEND THE
MEETING, PLEASE COMPLETE, DATE, SIGN, AND RETURN
THE ENCLOSED PROXY CARD(S) IN THE ENCLOSED POSTAGE-
PAID ENVELOPE (OR CAST YOUR VOTES BY TELEPHONE OR
VIA THE INTERNET ACCORDING TO THE INSTRUCTIONS ON
THE PROXY CARD). Any shareholder present at the Meeting may vote personally on all matters brought before the Meeting and, in that event, such shareholder's proxy will not be used.

June 9, 2000
MariantheS. Mewkill, Secretary

Smith Breeden Short Duration U.S. Government Fund
Smith Breeden Intermediate Duration U.S. Government
Fund
Smith Breeden U.S. Equity Market Plus Fund

of

SMITH BREEDEN SERIES FUND
SMITH BREEDEN TRUST
100 Europa Drive, Suite 200
Chapel Hill, NC 27514

	____________________

	PROXY STATEMENT
	____________________

The enclosed proxies are solicited by the Board of Trustees (the "Board") of Smith Breeden Series Fund (the "Series Trust") and Smith Breeden Trust (the "SB Trust," and together with the Series Trust, the "Trusts") for use at the special meeting of shareholders (the "Meeting") to be held at the offices of the Trusts, 100 Europa Drive, Suite 200, Chapel Hill, NC 27514, at 10:00 a.m., Chapel Hill time, on Friday, July 21, 2000, and at any adjournment thereof. Shareholders of record at the close of business on May 30, 2000 (the "Record Date") are entitled to vote at the Meeting or any adjourned session. These proxy materials are being mailed, or otherwise being made available, to shareholders on or about June 9, 2000.

The Trusts are open-end management investment companies organized in 1991 as business trusts under the laws of Massachusetts. The shares of the Series Trust are divided into two series of shares, each of which represents interests in one of the following funds: Smith Breeden Short Duration
U.S. Government Fund and Smith Breeden Intermediate
Duration U.S. Government Fund. The shares of the SB Trust are represented by one series of shares, which represents interests in the Smith Breeden U.S. Equity Market Plus Fund.
 These funds are referred to herein as the "Funds."

As of the Record Date, each Fund had the total number of outstanding shares reflected in Appendix A. Each shareholder is entitled to one vote for each full share and a fractional vote for each fractional share outstanding on the books of the Funds in the name of the shareholder or his or her nominee on the Record Date. If you own shares of more than one Fund, you should sign and return a proxy card for each Fund of which you are a shareholder (or cast your votes by telephone or via the internet according to the instructions on the proxy card); for example, if you own shares of the Smith Breeden Short Duration U.S. Government Fund and shares of the Smith Breeden Intermediate Duration U.S. Government Fund, you should cast votes for each of those Funds. A different proxy card is enclosed for each Fund in which you are a shareholder. You should sign and return each of the cards (or vote by telephone or via the internet for each Fund in which you are a shareholder).

Timely, properly executed proxies will be voted as you instruct. If no specification is made with respect to a proposal, shares will be voted in accordance with the recommendation of the Trustees. At any time before it has been voted, the enclosed proxy may be revoked by the signer by a written revocation received by the Secretary of the relevant Trust, by properly executing a later-dated proxy, or by attending the Meeting and voting in person.

Solicitation of proxies by personal interview, mail, and telephone may be made by officers and Trustees of the Trusts and officers and employees of Smith Breeden Associates, Inc., a Kansas corporation that is registered as an investment adviser under the Investment Advisers Act of 1940, as amended ("Smith Breeden"), its affiliates and other representatives of the Trusts, as described below in Section VII.

The Trusts will furnish to you upon request, without charge, a copy of the annual report for any Fund for that Fund's most recent fiscal year and a copy of any Fund's semi-annual report for any subsequent semi-annual period. Please direct any such requests by telephone to the Trusts at 800-221-3137 or by writing to the Trusts at 100 Europa Drive, Suite 200, Chapel Hill, NC 27514.


I.	OVERVIEW - THE SMITH BREEDEN/MANAGERS TRANSACTION

The matters presented for approval at the Meeting have arisen in connection with the transactions (collectively, the "Smith Breeden/Managers Transaction") contemplated by an asset purchase agreement (together with related documents, the "Purchase Agreement") among Smith Breeden, The Managers Funds LLC ("Managers"), and Affiliated Managers Group,
Inc., the indirect parent of Managers ("AMG"), pursuant to which Managers has agreed to purchase certain assets of Smith
Breeden related to its management of the Funds and assume stated contractual liabilities.

As contemplated by the Purchase Agreement, Smith Breeden has agreed to cooperate with Managers to obtain the approvals necessary: (
1) to cause Managers to be appointed as investment adviser to each Fund (Proposal 2); (2) to cause Smith Breeden to be appointed as the subadviser (the "Subadviser")to each Fund (Proposal 3); (3) to cause Managers to be appointed as distributor to each Fund; (4) to cause certain other third-party service providers to be appointed with respect to each Fund; (5) to cause the shareholders of each Fund to elect as trustees certain individuals mutually agreeable to the parties (the "Nominees") (Proposal 1); (6) to cause the respective Agreement and Declarations of Trust of the Trusts to be amended so that the name of each Fund and each Trust is changed to reflect its proposed relationship with Managers;
and (7) to cause the shareholders of each Trust to approve certain changes to its Declaration of Trust to permit the Trustees of the Trusts to cause each Fund to merge without shareholder approval into an Acquiring Fund (as defined below) if certain conditions are satisfied (Proposal 4). The matters listed in the foregoing clauses (1) to (7) are sometimes referred to herein as the "Restructuring Matters."


After the consummation of the Smith
Breeden/Managers Transaction and the implementation of the Restructuring Matters, it is expected that each Fund will be merged at an administratively convenient time into one of three newly established series (each, an "Acquiring Fund") of a no-load mutual fund family sponsored by Managers. Each such merger (a "Future Merger") would be accomplished by contributing the assets and liabilities of the relevant Fund to the corresponding Acquiring Fund in exchange for shares of the Acquiring Fund. The Future Mergers would be accomplished pursuant to the power of the relevant Trustees afforded by the proposed amendment to the Declarations of Trust and without further shareholder approval. Such Future Mergers, however, would be subject to a number of conditions, including requirements that (i) each Acquiring
Fund would have investment policies that do not differ materially from those of the Fund merging into it, (ii) Managers would be the adviser of the Acquiring Funds, (iii) Smith Breeden would be the Subadviser of the Acquiring
Funds and would be responsible for the day-to-day portfolio management of the Acquiring Funds, (iv) the trustees of the Acquiring Funds would be the same as the Trustees of the corresponding Fund immediately prior to the Future Merger, and (v) the management fees and expense limits of each Acquiring Fund would be the same as those of the corresponding Fund.

As consideration for the assets acquired and covenants of Smith Breeden described above, Managers has agreed to pay Smith Breeden up to $3 million in cash at the closing of the Smith Breeden/Managers Transaction, subject to a downward adjustment of up to $3 million depending on the amount of aggregate net assets of the three Funds as of the consummation of the Smith Breeden/Managers Transaction.
In the event of a downward adjustment, the amount of the downward adjustment may be recouped by Smith Breeden on the third anniversary of the closing of the Smith Breeden/Managers Transaction if the net assets of the Funds
(or the Acquiring Funds, as the case may be) have increased in accordance with a specified schedule. The Purchase
Agreement also provides that additional consideration would be paid in the future, which additional consideration could be as much as $4 million if assets grow to certain target levels. Accordingly, the maximum consideration payable to Smith
Breeden is $7 million and is subject to the growth of assets in the future.

In addition, the Purchase Agreement provides that if Smith Breeden is approved as Subadviser of the Funds pursuant to the subadvisory agreements for each Fund described in Proposal 3 (the "Proposed Subadvisory Agreements"), and if Smith Breeden is terminated during the term of the Proposed Subadvisory Agreements by Managers without cause (as defined in the Purchase Agreement), then Managers' obligation to pay a portion of the additional consideration described above would become fixed. As a result, Managers would have to pay such portion of the additional consideration if it terminates Smith Breeden without cause (as defined in the Purchase Agreement). For these purposes, the Purchase Agreement defines "cause" to include, among other things, unsatisfactory investment performance and departure of key personnel.


The consummation of the Smith Breeden/Managers
Transaction is contingent upon receiving approval of the Restructuring Matters from the Board and/or shareholders of the Funds, as the case may be, and on the net assets of the Funds being at certain specified levels as of the closing date. Other conditions precedent to the closing of the Smith Breeden/Managers Transaction include, among other things, that all regulatory filings, applications, and notifications have been duly and properly made or obtained and the absence of any material adverse changes to Smith Breeden or the Funds.
The Future Mergers are not a condition precedent to the consummation of the Smith Breeden/Managers Transaction.

Both Managers and Smith Breeden have covenanted to use their reasonable best efforts to cause the Smith Breeden/Managers Transaction to fit within the safe harbor provided by Section 15(f) of the Investment Company Act of 1940, as amended (the "1940 Act"), which permits an investment adviser to receive a benefit in connection with the assignment of an investment advisory contract if the conditions specified in such statutory provisions are satisfied. The conditions specified by Section 15(f) include (i) that the Smith Breeden/Managers Transaction cannot place an "unfair burden" on shareholders of the Funds and (ii) that 75% of the Board of Trustees of the Trusts (or of the Board of Trustees of a no-load mutual fund sponsored by Managers if the Future Mergers are effected) must be Trustees who are not considered interested persons of Smith Breeden or Managers under the 1940 Act for a period of three years from the consummation of the Smith Breeden/Managers Transaction.

	If the Smith Breeden/Managers Transaction is not consummated for certain specified reasons, Smith Breeden is prohibited from directly or indirectly soliciting, negotiating, or entering into an agreement with any person other than Managers relating to the possible acquisition of any direct or indirect interest in Smith Breeden or its assets for a period of three months after the termination of the Purchase Agreement.


	If each of Proposals 1, 2, 3, and 4 described in this Proxy Statement is not approved by the requisite shareholder vote, Managers has no obligation to consummate the Smith Breeden/Managers Transaction. The approval by shareholders of Proposal 5 is not a condition to the consummation of the Smith Breeden/Managers Transaction. If the Smith Breeden/Managers Transaction is not consummated, no Proposals will be given effect even if some or all of the Proposals are approved by shareholders.

	The closing of the Smith Breeden/Managers
Transaction is expected to take place promptly after the Meeting.



II.	PROPOSAL 1:  ELECTION OF NOMINEES AS
TRUSTEES OF THE TRUSTS

The Board of the Trusts has nominated the Nominees for election to the Board of the Trusts and, under this Proposal, shareholders of the Funds are being asked to elect each of these Nominees, such election to be effective on the resignation of the current trustees of the Trusts, Douglas T. Breeden, Michael J. Giarla, Stephen M. Schaefer, Myron S.
Scholes, and William F. Sharpe (the "Current Trustees").
Pertinent information about each Nominee, which information was provided by Managers, is set forth below. Each Nominee has indicated a willingness to serve if elected. If elected, each Nominee will hold office until his or her successor is elected and qualified. Each of the Current Trustees will resign their positions on the Board of the Trusts upon consummation of the Smith Breeden/Managers Transaction if the Nominees are elected by the shareholders and the Smith Breeden/Managers Transaction is consummated. If the Nominees are elected and the Smith Breeden/Managers Transaction is consummated, the Nominees will constitute the "New Board."

Information Regarding Nominees

In evaluating the Nominees, the Current Trustees took into account the Nominees' background and experience with The Managers Funds, a Massachusetts business trust
("Managers Trust"), and, as applicable, their experience with Managers AMG Funds. Below are the names, ages, business experience during the past five years, and other directorships of the Nominees (as furnished to the Trusts). Each of the Nominees is a current member of the Board of Managers
Trust. An asterisk (*) has been placed next to the name of the only Nominee who would be considered an "interested person," as defined in the 1940 Act, by virtue of that person's affiliation with any of the Funds or Managers.

NAME AND AGE / ADDRESS, PRINCIPAL OCCUPATION AND
OTHER INFORMATION

Jack W. Aber  (62)  595 Commonwealth Ave., Boston, MA  02215.  Dr.
Aber is a Professor of Finance at the Boston University School of Management. He also teaches in the Boston University School of Law's Master's Program in Banking and Financial Law Studies, and is a member of the board of advisors of The Banker's Magazine. Dr. Aber received a B.S. degree from Pennsylvania State University, an M.B.A. in Finance from Columbia University, and a D.B.A. in Finance from Harvard
Business School.  He also serves as a Trustee of Managers AMG Funds.

William E. Chapman, II  (58)  380 Gulf of Mexico Drive, Longboat Key,
FL 34228. Mr. Chapman has served as the President and Owner of Longboat Retirement Planning Solutions, Inc. since 1998 and as an internal consultant to Hewitt Associates since January 2000. From 1990 to 1998, he served in a variety of roles with Kemper Funds, the last of which was President of Kemper Retirement Plans Group. Prior to joining Kemper, he spent 24 years with CIGNA in investment sales, marketing and general management roles. He received an A.B. degree from Bowdoin College in 1963. He also serves as a Trustee of Managers AMG Funds.

Sean M. Healey* (39) Two International Place, 23rd Floor, Boston, MA 02110. Mr. Healey joined AMG in 1995 as Executive Vice President, and in 1999, was appointed President and Chief Operating Officer. Prior to joining AMG, Mr. Healey was a Vice President in the Mergers and Acquisitions Department at Goldman, Sachs & Co.focusing on financial institutions. Mr. Healey received a J.D. from Harvard Law School, an M.A. from University College, Dublin, and an A.B. from Harvard
College.  He also serves as a Trustee of Managers AMG Funds.

Edward J. Kaier  (54)  1100 One Penn Center, Philadelphia, PA  19103.
Mr. Kaier is a partner in the law firm of Hepburn Willcox Hamilton & Putnam, where he has practiced since 1977 and currently serves as Chairman of the fiduciary law group. Previously, Mr. Kaier was a partner in the law firm of Kaier & Kaier from 1974 to 1977. Mr. Kaier served as a Trustee of the Lehman Brothers Institutional Funds Group Trust from
1993 to 1996. He earned an A.B. from Harvard College and a J.D. from the University of Pennsylvania Law School. He also serves as a Trustee of Managers AMG Funds.

Madeline H. McWhinney  (78)	  24 Blossom Cove Road, Red
Bank, New Jersey  07701.  From 1977 to 1994, she was the President of
Dale, Elliot & Company, Inc., a management consulting firm. She served as a Commissioner of the New Jersey Casino Commission from 1977 to 1981 and as Governor of the American Stock Exchange from 1974 to 1979.
 Ms. McWhinney also served on the Finance Committees of the Carnegie Corporation (from 1974 to 1987) and the Kettering Foundation (from 1975 to 1993) and was a Director and Chairman of the Finance Committee of Atlantic Energy, Inc. from 1983 to 1993. She has also served as a Trustee, Treasurer and member of the Finance and Investment Committees of the Institute of International Education since 1975. From 1983 to 1998,she was a member of the Advisory Board on Professional Ethics of the New
Jersey Supreme Court, and had been a member of the Investment Advisory Committee of that Court since 1990. She earned a B.A. from Smith
College and an M.B.A. from New York University.

Steven J. Paggioli  (50)  915 Broadway, Suite 1605, New York, NY
10010.  Mr. Paggioli has been Executive Vice President and Director of
The Wadsworth Group since 1986  and Vice President, Secretary and
Director of First Fund Distributors, Inc., since 1991. Mr. Paggioli is also Executive Vice President, Secretary and Director of Investment
Company Administration, LLC.  Mr. Paggioli earned a B.A. and a J.D.
from the University of Connecticut. He also serves as a Trustee of Professionally Managed Portfolios.

Eric Rakowski  (41)  1535 Delaware Street, Berkeley, CA  94703-1281.
Dr. Rakowski is a Professor of Law at the University of California at Berkeley. He recently was honored as a Chancellor's Professor at Berkeley and named Director of the Kadish Center for Law, Morality, and Public Affairs. Prior to arriving at Berkeley in 1990, Dr. Rakowski served as a law clerk to U.S. Supreme Court Justice William J. Brennan, Jr., and worked as a tax attorney at Davis Polk & Wardwell. He earned an A.B. in Government from Harvard College, a B.Phil. and D.Phil. in Philosophy from Oxford University, and a J.D. from Harvard Law School. He also serves as a Trustee of Managers AMG Funds.

Thomas R. Schneeweis  (53)  10 Cortland Drive, Amherst, MA  01002.
Since 1985, Dr. Schneeweis has been a Professor of Finance at the Isenberg School of Management at the University of Massachusetts in Amherst, Massachusetts where he has also served as a Director of the Center for International Securities and Derivatives since 1994. He serves on the Board of Directors of the Managed Funds Association and is Chairman of the Education Committee of the Alternative Investment
Management Association.  Dr. Schneeweis is also Managing Partner of
TRS Associates, a firm, which specializes in multi-advisor fund creation, asset allocation, product design and risk management services; a director of Navesink Investors Limited, an offshore hedge fund; the Chairman of the London Metals Exchanges Index Committee; a member of the Dow Jones-
AIG Commodity Index Committee, and editor of The Journal of Alternative Investments. He earned a B.A. from St. John's University in Collegeville, Minnesota, an M.A. in History from the University of Wisconsin-Madison and a Ph.D. in Finance from the University of Iowa.

	As of the Record Date, Managers believes that the Nominees as a group owned less than 1% of the outstanding shares of each Fund.

For comparable biographical information regarding the Current Trustees and principal executive officer of the Trusts, see Appendix B of this Proxy Statement.


Information Regarding the Current Trustees of the Trusts

Each Current Trustee who is not an officer or affiliate of the Trusts or Smith Breeden receives an aggregate annual retainer of $38,750 for services rendered as a Trustee of the Trusts, which is comprised of a fee of $31,250 for each meeting attended in person and a fee of $2,500 for telephone meetings. Each Trustee is also reimbursed for out-of-pocket expenses incurred as a Trustee. The following table sets forth information concerning fees paid to each Current Trustee during the Trusts' fiscal year ended March 31, 2000. An asterisk (*) has been placed next to the name of each Trustee who would be considered an "interested person," as defined in the 1940 Act, by virtue of that person's affiliation with any of the Funds or Smith Breeden.


                              Pension or Retiremet              Estimated Total
                Aggregate      Benefits            Annual       Compensation
               Compensation    Accrued as Part of  Benefits Upon from Trust
Name           From Trusts (1) Trust Expenses      Retirement   Paid to Trustee

Douglas T. Breeden*      $0      None             N/A           $0

Michael J. Giarla*       $0      None             N/A           $0

Stephen M. Schaefer    $97,917   None             N/A         $97,917

Myron S. Scholes       $97,917   None             N/A         $97,917

William F. Sharpe      $97,917   None             N/A         $97,917


(1) The compensation of the Current Trustees is based on their serving on the Boards of both Trusts.

As of the Record Date, the Trusts believe that the officers, Current Trustees, and Nominees as a group owned less than 1% of the outstanding shares of each Fund.

During the fiscal year ended March 31, 2000, each Trust had three Board meetings. With respect to such fiscal year, each Current Trustee attended 100% of the meetings of each Board. Neither Board has standing audit, nominating, or compensation committees.

Managers has advised the Trusts that if the Nominees are elected, the annual fees for the New Board are anticipated to be reduced and will represent an approximate pro-rata share of the New Board's fees paid by each of the Funds, based on each Fund's average net assets as a percentage of the average net assets of all the funds encompassing the Trusts and Managers Trust. On this basis, aggregate annual fees for Managers Trust and the Trusts are expected to be $22,000 per Trustee, which includes aggregate annual fees for the Trusts of $2,000 per Trustee. Trustees would continue to be reimbursed for any expenses incurred in attending meetings of the Trusts and for other incidental expenses. The Trustees' fees are subject to the approval of the Board upon its election; shareholders are not being asked to vote on these fees. Thereafter, Board fees may be reviewed periodically and changed by the Board.

In the event that the Smith Breeden/Managers
Transaction is not consummated, the Current Trustees are expected to remain in office, and the Nominees would not become Trustees of the Trusts even if elected by the shareholders.

Vote Required

For the election of each Nominee for the Board of each Trust, the affirmative vote of a plurality of votes cast at the Meeting, in person or by proxy, and with all series of a Trust voting together as a single class, is necessary. This means that in the case of the Series Trust, the Smith Breeden Short
Duration U.S. Government Fund and the Smith Breeden
Intermediate Duration U.S. Government Fund will vote together as a single class.

THE BOARD OF EACH TRUST, INCLUDING
THOSE TRUSTEES WHO ARE NOT CONSIDERED
INTERESTED PESONS UNDER THE 1940 ACT
("INDEPENDENT TRUSTEES"), HAS CONSIDERED
THE NOMINEES AND RECOMMENDS THAT
SHAREHOLDERS VOTE "FOR" ALL OF THE
NOMINEES UNDER PROPOSAL 1.


III.PROPOSAL 2:  APPROVAL OR DISAPPROVAL OF THE PROPOSED MANAGEMENT
AGREEMENTS

The Board is proposing to replace Smith Breeden, 100 Europa Drive, Suite 200, Chapel Hill, NC 27514, with Managers, 40 Richards Avenue, Norwalk, CT 06854, as the investment adviser (the "Adviser") of the Funds pursuant to the new management agreements between the relevant Trust, on behalf of each Fund, and Managers (the "Proposed Management Agreements"), with Smith Breeden being retained as Subadviser of the Funds pursuant to the Proposed Subadvisory Agreements (as described in relation to Proposal 3 below).

In connection with the Smith Breeden/Managers
Transaction, it is proposed that the services currently provided by Smith Breeden under the current management agreements, each dated August 1, 1994, between Smith Breeden and the relevant Trust on behalf of each of the Funds (the "Current Management Agreements") would be restructured. Should this restructuring be implemented, each Fund would enter into a Proposed Management Agreement and a proposed administrative services agreement with Managers (the
"Proposed Administrative Services Agreement"), and
Managers would enter into a Proposed Subadvisory Agreement with Smith Breeden relating to each Fund. A description of the Proposed Management Agreements and the Proposed Administrative Services Agreements appears in the following section.


Description of the Proposed Management Agreements and the Proposed Administrative Services Agreements

The Proposed Management Agreements, together with the Proposed Subadvisory Agreements described below and the Proposed Administrative Services Agreements approved by the Trustees of the Trusts, provide for substantially similar services and fees as those provided under the Current Management Agreements. The Proposed Management
Agreements provide that, subject to the general supervision of the Trustees, Managers will provide a continuous investment program for the Funds and determine the composition of the assets of the Funds, including the determination of the purchase, retention, or sale of securities, cash, and other investments for the Funds. During the term of the Proposed Management Agreements, Managers will pay all expenses incurred by it in connection with its activities under the Proposed Management Agreements, including fees payable to subadvisers, salaries and expenses of the officers and trustees of the Funds who are employees of Managers or its affiliates, and office rent of the Funds; but each Fund will be responsible for all other expenses of its operation, including among others brokerage commissions, interest, legal fees and expenses of attorneys, and fees of auditors, transfer agents, dividend disbursement agents, custodians, and shareholder servicing agents. Managers will provide such services in accordance with the Funds' investment objectives, investment policies, and investment restrictions as stated in the registration statement of the Trusts filed with the Securities and Exchange Commission (the "SEC"), as supplemented and amended from time to time. The provision of investment advisory services by Managers to the Funds will not be exclusive under the terms of the Proposed Management Agreements, and Managers will be free to, and will, render investment advisory services to others.

Unlike the Current Management Agreements, the
Proposed Management Agreements do not require Managers to provide certain administrative services to the Funds. These services would instead be provided by Managers pursuant to the Proposed Administrative Services Agreements. Overall, the scope of the services provided by Managers and the fees charged by Managers for providing these services under the Proposed Management Agreements and the Proposed
Administrative Services Agreements would be substantially similar to the scope of services and fees currently provided to the Funds under the Current Management Agreements.

The Proposed Management Agreements provide that they will, unless sooner terminated as described below, continue in effect for a period of two years from their effective date and will continue from year to year thereafter with respect to each Fund, so long as such continuance is approved at least annually (i) by the vote of a majority of the Board of Trustees of the relevant Trust or (ii) by the vote of a majority of the outstanding voting securities of the relevant Fund (as defined in the 1940 Act), and provided that in either event they are also approved by the vote of a majority of the Independent Trustees of the relevant Trust. Each Proposed Management Agreement provides that it may be amended only in accordance with the 1940 Act and that it terminates automatically in the event of its assignment (as defined in the 1940 Act).


The Proposed Management Agreements may be terminated at any time, without the payment of any penalty, (i) by the relevant Trust by vote of a majority of its Board of Trustees, (ii) by vote of a majority of the outstanding voting securities of the relevant Trust, or (iii) with respect to any Fund, by vote of a majority of the outstanding securities of such Fund, upon 60 days' written notice to Managers. The Proposed Management Agreements may be terminated by Managers upon 60 days' written notice to the Trust.

The Proposed Management Agreements provide that, except as may otherwise be required by the 1940 Act or the rules thereunder, Managers shall not be subject to any liability for any act or omission connected with services rendered under the Proposed Management Agreements or for any losses that may be sustained in the purchase, holding, or sale of any security, except by reason of Managers' willful misfeasance, bad faith, or gross negligence in the performance of its duties, or by reason of Managers' reckless disregard of its obligations and duties under the Proposed Management Agreements.

Under the Proposed Management Agreements, an advisory fee based on the average daily net assets of each Fund is payable by such Fund to Managers on a monthly basis as compensation for all services rendered, facilities furnished, and expenses borne by Managers, at the annual rates set forth in the table below, which are the same as the annual advisory fee rates for the Funds under the Current Management Agreements.

Fund                                                  Annual Advisory Fee Rate

Smith Breeden Short Duration U.S. Government Fund                .70%

Smith Breeden Intermediate Duration U.S. Government Fund         .70%

Smith Breeden U.S. Equity Market Plus Fund                       .70%

The description of the Proposed Management
Agreements set forth above is qualified in its entirety by reference to the form of Proposed Management Agreement, which is attached hereto as Exhibit 1.

Managers has informed the Trusts that it intends to make the same undertaking that Smith Breeden has made with respect to the expenses of each Fund, under which Smith
Breeden voluntarily reimbursed each Fund's expenses so that total operating expenses (including administrative fees and distribution expenses for the Fund, but excluding interest, taxes, brokerage commissions, and other costs incurred in connection with portfolio securities transactions, organizational expenses, and other capitalized expenditures and extraordinary expenses) were 0.88% for the Smith
Breeden Intermediate Duration U.S. Government Fund,
0.78% for the Smith Breeden Short Duration U.S.
Government Fund, and 0.88% for the Smith Breeden U.S.
Equity Market Plus Fund. Such undertaking by Managers would be for the period ending March 31, 2001 and would be voluntary. In addition, during the course of the Trustees' evaluation of the proposals, Managers agreed that for the two-year period following Managers' appointment as adviser, Managers would waive its fees and/or bear expenses of each Fund to the extent necessary to cause the daily accrual of total expenses of that Fund to be at the annual rates listed in the first sentence of this paragraph (the "Expense Commitment").
 The Expense Commitment for any given Fund would not apply, however, on any day that the total assets of that Fund are below $50 million or if the shareholders of that Fund approve a new investment advisory agreement or a merger of that Fund into another mutual fund. The assets of the Funds as of May 30, 2000, were $182.3 million, $28.0 million, and $34.3 million for the Smith Breeden U.S. Equity Market Plus Fund, the Smith Breeden Intermediate Duration U.S.
Government Fund, and the Smith Breeden Short Duration
U.S. Government Fund, respectively.

On May 9, 2000, the Board, including a majority of the Independent Trustees, voted to approve the Proposed
Management Agreements subject to the approval of the shareholders of the Funds sought herein. In reviewing the Proposed Management Agreements, the Board considered a number of factors, including (i) the experience of Managers and its personnel with the Managers fund complex, (ii) the fact that the management fees under the Proposed Management Agreements are identical to those imposed by the Current Management Agreements, (iii) the Expense Commitment, (iv) the fact that Smith Breeden will, assuming shareholder approval of Proposal 3, continue to serve the Funds in an investment advisory capacity pursuant to the Proposed Subadvisory Agreements, (v) the benefits to the Funds of the economies of scale and the greater marketing resources offered by Managers, (vi) the resources and experience of Managers in providing service to shareholders of the existing funds in the Managers fund complex, (vii) the reduced economic incentives for Smith Breeden, given the proposed level of fees for Smith Breeden under the Proposed Subadvisory Agreements, (viii) the economic disincentives for Managers to terminate Smith Breeden other than for "cause" during the first five years that Smith Breeden serves as Subadviser to each Fund, (ix) the possible incentives for Smith Breeden afforded by the potential for payments of a deferred purchase price if the assets of the Funds grow during such period, (x) the ability of Managers and Smith Breeden to retain and attract qualified personnel,
(xi) Managers' experience in connection with inspections by relevant regulatory authorities, and (xii) results of financial audits of Managers Trust.

Current Management Agreements.  The Current
Management Agreements were last submitted to a vote of shareholders of each Fund on June 20, 1994, for the purpose of raising the management fees of the Funds. The continuance of the Current Management Agreements was approved by the Trustees on May 9, 2000. Pursuant to the Current
Management Agreements, and subject to the general supervision of the Trustees, Smith Breeden provides a continuous investment program for the Funds, including the determination of the purchase, sale, or retention of securities, cash, and other investments for the Funds.


Under the Current Management Agreements, the advisory fees paid by each Fund during the past fiscal year are presented in the table below.

                                                   Total Advisory Fee
                                                    Paid By Fund
Fund                                                During Past Fiscal Year

Smith Breeden Short Duration U.S. Government Fund           $   374,112

Smith Breeden Intermediate Duration U.S. Government Fund    $   340,173

Smith Breeden U.S. Equity Market Plus Fund                   $1,465,858


Information about Managers (as furnished to the Trusts by Managers)

 Managers is organized as a Delaware limited liability company. As of May 30, 2000, Managers managed and/or administered 11 open-end investment companies with combined assets of approximately $3.5 billion. Managers does not serve as investment adviser or subadviser to any investment company that has investment objectives similar to those of the Funds.

Certain information regarding the officers of Managers is set forth below. The address of each person is 40 Richards
Avenue, Norwalk, CT 06854.


NAME AND AGE / POSITION WITH MANAGERS / PRINCIPAL
OCCUPATIN FOR LAST 5 YEARS

Peter M. Lebovitz (45) / President (principal executive officer) / President of Managers since April 1999. From September 1994 to April 1999, Vice President and Managing Director of Managers.

Donald S. Rumery (42) /Director of Operations / Director of Operations of Managers since April 1999. From December 1994 to April 1999, Chief Financial Officer of Managers.

Thomas G. Hoffman (37) / Director of Research / Director of Research of Managers since April 1999. From September 1994 to April 1999, Senior Investment Analyst of Managers.


AMG, through its wholly owned subsidiary TMF Corp.,owns 100% of the interests in the capital and 95% of the interests in the profits of Managers. AMG is located at Two International Place, 23rd Floor, Boston, MA 02110. Each of Peter Lebovitz, Donald Rumery and Thomas Hoffman are members of Managers. Managers did not pay commissions to any affiliated brokers during the past fiscal year.

No persons currently act as both officers or Trustees of the Trusts and officers of Managers.

The effectiveness of this Proposal is conditioned on the consummation of the Smith Breeden/Managers Transaction. Accordingly, in the event that the Smith Breeden/Managers Transaction is not consummated, the Current Management Agreements would remain in effect, and Smith Breeden would continue to serve as adviser of the Funds, even if the Proposed
Management Agreements are approved by shareholders.

Vote Required

Shareholders of each Fund will vote on the approval or disapproval of the Proposed Management Agreements only with respect to that Fund. Adoption of this Proposal 2 for each Fund will require the approval of a "vote of a majority of the outstanding voting securities" of the Fund, as defined in the 1940 Act. Under the 1940 Act, a "vote of a majority of the outstanding voting securities" of each Fund is defined as the lesser of (i) 67% of the Fund's outstanding shares represented at a meeting at which more than 50% of the outstanding shares are present in person or represented by proxy or (ii) more than 50% of the Fund's outstanding shares.

EACH BOARD, INCLUDING ITS INDEPENDENT
TRUSTEES, HAS CAREFULLY REVIEWED
PROPOSAL 2 AND BELIEVES THAT IT IS IN THE
BEST INTERESTS OF THE SHAREHOLDERS OF
EACH FUND.  THEREFORE, EACH BOARD
UNANIMOUSLY RECOMMENDS THAT THE
SHAREHOLDERS OF EACH FUND VOTE TO
APPROVE PROPOSAL 2.


IV.	PROPOSAL 3:  APPROVAL OR DISAPPROVAL
OF SUBADVISORY AGREEMENTS

In connection with the replacement of Smith Breeden by Managers as Adviser of the Funds, the Trustees recommend that Smith Breeden be appointed as Subadviser for each of the Funds. Accordingly, this Proposal seeks the approval of the shareholders of the Funds for the Proposed Subadvisory Agreements. Smith Breeden currently serves as investment adviser to the Funds, so the Proposed Subadvisory Agreements will allow Smith Breeden to continue to manage the Funds on a day-to-day basis, subject to the general supervision of Managers as Adviser. The description of the Proposed Subadvisory Agreements set forth below is qualified in its entirety by reference to the form of Proposed Subadvisory Agreement, which is attached hereto as Exhibit 2.

The Proposed Subadvisory Agreements provide that, subject to the general supervision of the Board of the relevant Trust and Managers, Smith Breeden shall manage the composition of each of the Funds, including the determination of the purchase, retention, or sale of securities, cash, and other investments for the Funds. Under the Proposed Subadvisory Agreements, Smith Breeden is required to provide such investment advisory services in accordance with each Fund's investment objectives, investment policies, and investment restrictions as stated in the relevant registration statement filed with the SEC, as supplemented and amended from time to time. The provision of investment advisory services by Smith Breeden to the Funds will not be exclusive under the terms of the Proposed Subadvisory Agreements, and Smith Breeden will be free to, and will, render investment advisory services to others.

The Proposed Subadvisory Agreements provide that they will, unless sooner terminated as described below, continue in effect for a period of two years from their effective date and will continue thereafter with respect to each Fund, so long as such continuance is approved at least annually (i) by the vote of a majority of the Board of the relevant Trust or (ii) by the vote of a majority of the outstanding voting securities of the relevant Fund (as defined in the 1940 Act). The Proposed Subadvisory Agreements provide that they may be amended only in accordance with the 1940 Act and that they terminate automatically in the event of their assignment (as defined in the 1940 Act).

The Proposed Subadvisory Agreements may be terminated: (i) by Managers at any time, without payment of a penalty, upon notice to Smith Breeden and the relevant Trust,
(ii) at any time, without payment of a penalty, by the relevant Trust or a majority of the outstanding voting securities of the Fund, or (iii) by Smith Breeden at any time, without payment of a penalty, upon 30 days' notice to Managers and the relevant Trust. As noted previously, certain economic disincentives for Managers exist should Managers terminate Smith Breeden other than for "cause" during the first five years that Smith Breeden serves as Subadviser to each Fund.

The Proposed Subadvisory Agreements provide that
Smith Breeden shall not be subject to any liability for any act or omission, error of judgment, or mistake of law or for any loss suffered by Managers or the relevant Trust in connection with the Proposed Subadvisory Agreements, except by reason of Smith Breeden's willful misfeasance, bad faith, or gross negligence in the performance of its duties, or by reason of Smith Breeden's reckless disregard of its obligations and duties under the Proposed Subadvisory Agreements.

Under the Proposed Subadvisory Agreements, a subadvisory fee is calculated daily based on the daily net assets of each Fund and is payable by Managers to Smith Breeden on a monthly basis as compensation for all services rendered and expenses borne by Smith Breeden, at the annual subadvisory fee rates set forth in the table below.

Fund /Annual Subadvisory Fee Rate

Smith Breeden Short Duration Fund. 0.05% through the first anniversary of the Proposed Subadvisory
Agreement for the Fund and 0.10% thereafter; provided, however, that if on any date after the first anniversary of the Proposed Subadvisory Agreement for the Fund, the gross annualized fee received by Managers under the Proposed Management Agreement is less than $403,200, then such annual fee rate shall be reduced to 0.05% of the Fund's daily net assets for that day.

Smith Breeden Intermediate Duration Fund. 0.05% through the first anniversary of the Proposed Subadvisory Agreement for the Fund and 0.10% thereafter; provided, however, that if on any date after the first anniversary of the Proposed Subadvisory Agreement for the Fund, the gross annualized fee received by Managers under the Proposed Management Agreement is less than $325,800, then such annual fee rate shall be reduced to 0.05% of the Fund's daily net assets for that day.


Smith Breeden U.S. Equity Market Plus Fund. 0.05% through the first anniversary of the Proposed Proposed Subadvisory Agreement for the Fund, the gross annualized fee received by Managers under the Proposed Management Agreement is less than $1,365,300, then such annual fee rate shall be reduced to 0.15% of the Fund's Daily net assets for that day.

Pursuant to the Proposed Subadvisory Agreements,
Smith Breeden agrees that if Managers has waived all or a portion of the advisory fee payable by Managers Trust with respect to a Fund, or if Managers has agreed to pay or reimburse the relevant Trust for expenses of a Fund above a certain level, Smith Breeden will, upon request by Managers, waive a pro-rata share of the subadvisory fee payable to Smith Breeden pursuant to the Proposed Subadvisory Agreements, or reimburse the relevant Trust for a pro-rata share of such expenses, so that the amount of expenses waived or borne by Smith Breeden will bear the same ratio to the total amount of the subadvisory fees payable pursuant to the Proposed Subadvisory Agreement with respect to such Fund as the amount waived or borne by Managers bears to all fees payable to the Adviser pursuant to the Proposed Management
Agreement relating to such Fund.

The effectiveness of this Proposal 3 is conditioned on the approval of the Proposed Management Agreements pursuant to Proposal 2 and the consummation of the Smith Breeden/Managers Transaction. Accordingly, in the event that the Smith Breeden/Managers Transaction is not consummated, Smith Breeden will remain as Adviser of the Funds pursuant to the Current Management Agreements, even if the Proposed Subadvisory Agreements are approved by the shareholders.

Vote Required

Shareholders of each Fund will vote only on the approval or disapproval of the Proposed Subadvisory
Agreement with respect to that Fund. Adoption of this Proposal 3 for each Fund will require the approval of a "vote of a majority of the outstanding voting securities" of the Fund, as defined in the 1940 Act. Under the 1940 Act, a "vote of a majority of the outstanding voting securities" of each Fund is defined as the lesser of (i) 67% of the Fund's outstanding shares represented at a meeting at which more than 50% of the outstanding shares are present in person or represented by proxy or (ii) more than 50% of the Fund's outstanding shares.

EACH BOARD, INCLUDING ITS INDEPENDENT
TRUSTEES, HAS CAREFULLY REVIEWED
PROPOSAL 3 AND BELIEVES THAT IT IS IN THE
BEST INTERESTS OF THE SHAREHOLDERS OF
EACH FUND.  THEREFORE, EACH BOARD
UNANIMOUSLY RECOMMENDS THAT THE
SHAREHOLDERS OF EACH FUND VOTE TO
APPROVE PROPOSAL 3.


V. PROPOSAL 4: APPROVAL OR DISAPPROVAL OF AN AMENDMENT TO THE TRUSTS' DECLARATIONS OF TRUST TO PERMIT THE FUTURE MERGER OF THE FUNDS INTO THE MANAGERS FUND COMPLEX WITHOUT FUTURE SHAREHOLDER APPROVAL

In connection with the Smith Breeden/Managers
Transaction and the Future Mergers, the Board of the Trusts recommends that shareholders approve the following amendment to the Trusts' Declarations of Trust:

That Section 5 of Article IX of the Smith
Breeden Trust's Agreement and Declaration of
Trust (as amended) and Section 8.4 of the Smith
Breeden Series Fund's Agreement and
Declaration of Trust (as amended and restated) are each further amended by adding the following at the end of each such Section:

In addition to the foregoing, any Series of the Trust (the "Relevant Series") may merge or consolidate with or into, and may transfer substantially all of its assets and liabilities to, another series of any other registered investment company (the "Surviving Fund") upon the approval of a majority of the Trustees
(such a transaction being referred to herein as a "Merger"), subject however to the following conditions: (1) the investment advisory and subadvisory arrangements, including any commitments by the Surviving Fund's investment adviser(s) with respect to total expenses, are identical to those of the Relevant
Series, except that such arrangements may allow the appointment of additional subadviser(s) for a portion of the Surviving
Fund's assets; (2) the board of directors or trustees of the Surviving Fund is the same as the Trustees of the Trust; (3) the directors/trustees of the Surviving Fund make a finding that the levels of service provided by the Surviving
Fund are as high or higher than the levels of service for the Relevant Series; (4) the Merger is effected as a tax-free reorganization to the Fund and its shareholders under the Internal
Revenue Code; (5) the Merger is effected in conformity with the requirements of Rule 17a-8 under the 1940 Act that the Merger be in the best interests of the Relevant Series' shareholders and that it not result in any dilution of those shareholders' interests; (6) in approving the Merger, the Trustees who are not "interested persons" of the Trust (within the meaning of the 1940 Act) consult with counsel who is not representing the Relevant Series' investment adviser(s) with respect to the Merger
(although such counsel may belong to the same firm that represents such investment adviser(s));
(7) the costs of the Merger are borne by parties other than the Relevant Series or the Surviving
Fund; (8) that the Surviving Fund commits that for at least three years from the date of any transaction (i) occurring prior to the Merger,
(ii) involving the Relevant Series' investment adviser, and (iii) described in Section 15(f) of the 1940 Act, at least 75% of its directors/trustees will not be "interested persons" of the Surviving Fund as contemplated by said Section 15(f); and (9) that the investment policies of each Surviving Fund shall not differ materially from those of the Relevant Series.

The purpose of this Proposal is to facilitate the Smith Breeden/Managers Transaction and the Future Mergers, the effect of which will be to reorganize the Funds into the Managers fund complex at an administratively convenient time without future shareholder approval. The Amendment to the Trusts' Declarations of Trust provides certain conditions that must be met before the Smith Breeden/Managers Transaction and the Future Mergers may be consummated. These conditions are designed to ensure that the Future Mergers result in changes in form, not in substance, and that any Future Merger is conducted within parameters that are designed to protect the shareholders of the Fund. For example, as previously described, Managers will waive its fees and absorb other expenses of each Acquiring Fund pursuant to the terms of the Expense Commitment to ensure that each Fund's operating expenses do not exceed its current levels for a period of two years from the Smith Breeden/Managers Transaction. The reference to "any transaction" in clause (8) above is intended to refer to the Smith Breeden/Managers Transaction. The exception in clause (1) above is intended to allow the Surviving Funds' subadvisory agreements to track the language currently found in the subadvisory agreements for Managers Trust.

If the Smith Breeden/Managers Transaction and the
Future Mergers are consummated, the Funds will be merged into the Acquiring Funds. As a result, Fund shareholders would then be subject to the Declaration of Trust of Managers Trust (or a trust in the Managers fund complex whose Declaration of Trust is substantially the same as that of Managers Trust). A comparison of the Declarations of Trust of the Trusts and Managers Trust is presented below.

Comparison of Declarations of Trust

Each of the Series Trust, SB Trust, and Managers
Trust is organized as a Massachusetts business trust. The Declarations of Trust of the Series Trust, the SB Trust, and Managers Trust are similar in certain respects, but differ in other instances. Certain provisions of these Declarations of Trust are described below.

Shareholder Vote.  The Series Trust and Managers
Trust each require a 66-2/3% shareholder vote to approve a merger, sale of assets, or similar consolidation, unless the transaction is recommended by the Trustees, in which case the approval of a majority of the outstanding shares is required.
The SB Trust, on the other hand, allows the Trustees to effect a merger of the Trust if such merger is approved by a majority of the outstanding shares (as defined in the 1940 Act). In addition, the SB Trust provides that it may be terminated by vote of at least 50% of the shares of each series entitled to vote and voting separately by series. The Series Trust, on the other hand, provides that it may be terminated (i) by at least 66-
2/3% of the shares of each series entitled to vote and voting separately by series or (ii) by a majority of such shares if such termination is recommended by the Trustees. The corresponding provision of the Declaration of Trust of Managers Trust provides that it may be terminated by vote of at least 66-2/3% of the shares of each series entitled to vote and voting separately by series (regardless of whether the Trustees approve such termination).

Liability and Indemnification. Each of the Trusts provides that it will indemnify shareholders and former shareholders for losses and expenses arising from liability by reason of having been a shareholder. Each of the Trusts also provides that its respective Trustees and officers shall not be liable and shall be indemnified in the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of duties. Managers Trust further provides that each of its Trustees shall not be liable for monetary damages for breach of fiduciary duty, except in certain enumerated circumstances.

The effectiveness of this Proposal is conditioned on the consummation of the Smith Breeden/Managers Transaction.
Accordingly, in the event that the Smith Breeden/Managers
Transaction is not consummated, this proposed Amendment to the Declarations of Trust will not become effective, even if it is approved by the shareholders.

Vote Required

Adoption of this Proposal will require the approval of a vote of a majority of the outstanding shares of each Trust, with all series voting as a single class. This means that in the case of the Series Trust, the Smith Breeden Short Duration U.S.
Government Fund and the Smith Breeden Intermediate
Duration U.S. Government Fund will vote together as a single class.

EACH BOARD HAS CAREFULLY REVIEWED
THIS PROPOSAL AND BELIEVES THAT IT IS IN THE
BEST INTERESTS OF THE SHAREHOLDERS OF
EACH FUND.  THEREFORE, EACH BOARD
UNANIMOUSLY RECOMMENDS THAT THE
SHAREHOLDERS OF EACH FUND VOTE TO
APPROVE THIS PROPOSAL.


VI.PROPOSAL 5: APPROVAL OR DISAPPROVAL OF A PROPOSAL ALLOWING THE ADVISER TO CHANGE THE SUBADVISER OF THE FUNDS WITHOUT SHAREHOLDER APPROVAL

With respect to each Fund, the Board is proposing that shareholders grant approval to permit Managers to enter into new or amended subadvisory agreements with a subadviser(s) with respect to each Fund without obtaining shareholder approval of such subadvisory agreements, and to permit such subadviser(s) to manage the assets of each Fund pursuant to such agreements. If shareholders approve this Proposal, Managers expects that it would be able to take these actions only to the extent permitted by an exemption granted to Managers and Managers Trust (the "SEC Exemption Order"), by any similar exemption granted by the SEC, or by any applicable SEC rule.

The 1940 Act generally provides that an investment adviser or subadviser to a mutual fund may act as such only pursuant to a written agreement that has been approved by a vote of a majority of the outstanding voting securities of the fund, as well as by a vote of a majority of the trustees of the fund who are not parties to such agreement or interested persons of any party to such agreement. Managers, however, has received the SEC Exemption Order, which permits
Managers, under specified conditions, to enter into new and amended subadvisory agreements for each fund in Managers
Trust, including agreements with new subadvisers and agreements with existing subadvisers if there is a material change in the terms of the subadvisory agreement or if there is an "assignment," as defined in the 1940 Act, or other event causing termination of the existing subadvisory agreement, without obtaining the approval of the fund's shareholders of such new or amended subadvisory agreements. Such subadvisory agreements must nevertheless be approved by the trustees in accordance with the requirements of the 1940 Act. The conditions of the SEC Exemption Order include the requirement that within 60 days after entering into a new or amended subadvisory agreement without shareholder approval, each fund must provide to shareholders an information statement setting forth substantially the information that would be required in a proxy statement for a meeting of shareholders to vote on the approval of the agreement. If the SEC
Exemption Order becomes applicable to the Funds by virtue of Future Mergers into Managers Trust, shareholder approval would still be required to amend the management agreement (including the Proposed Management Agreements) with respect to each Fund (including any amendment to raise the management fee or alter the Expense Commitment) or to enter into a new management agreement with Managers or any other adviser or to enter into a new subadvisory agreement with an affiliate of Managers.

The Trusts are requesting shareholder approval of this Proposal for several reasons. First, one of the premises of the funds sponsored by Managers is that Managers, as Adviser, is responsible for selecting subadvisers for each of the funds in the complex that, in Managers' view, suit the investment goals and objectives of each fund. Managers has indicated that it monitors the performance, personnel, and techniques of each of its subadvisers, and if Managers determines that a subadviser no longer satisfies the needs of the fund that it subadvises, Managers may (except as described above with respect to an affiliate of Managers) recommend replacement of that subadviser, subject only to the concurrence of the Trustees of Managers Trust. The Trusts believe that this situation is analogous to a situation where an investment adviser of a mutual fund replaces an employee who manages the fund's investment portfolio with a different portfolio manager, which action does not require shareholder approval under the 1940
Act.

Since, by its terms, the SEC Exemption Order applies only to Managers Trust, if this Proposal is approved by shareholders, Managers would have the ability to change the subadviser of each of the Funds (including Smith Breeden) and/or to assign subadvisory responsibility for a portion of the Fund without shareholder approval if a Future Merger into Managers Trust were to be effected pursuant to the power of the Trustees granted by the Amendment to the Declarations of Trust of the Trusts described in Proposal 4. In the alternative, further exemptive relief could be sought for the Funds themselves or no-load mutual funds sponsored by Managers if the Future Mergers are effected, allowing Managers to change subadvisers without shareholder approval. In reaching its conclusion to recommend the Proposal, the Trustees of the Trusts took into account (1) the possible interplay between this Proposal and the Trustees' new powers under such proposed Amendment to the Declaration of Trust, (2) the fact that Managers represented that it had no current intention of changing the Funds' Proposed Subadvisory Agreements with
Smith Breeden, and (3) the fact that if Smith Breeden is removed without cause during the term of the Proposed
Subadvisory Agreement relating to a Fund (or an Acquiring
Fund), Managers' obligation to pay Smith Breeden the contingent portion of the purchase price pursuant to the Purchase Agreement would become fixed.

By approving the Proposal, shareholders would be agreeing to forgo any benefits associated with shareholder review of proposed subadvisory agreements, such as the ability to consider a subadviser's performance record.

In the event that this Proposal is not approved by shareholders, the shareholder approval requirement under the 1940 Act may cause each Fund's (or an Acquiring Fund's) shareholders to incur unnecessary expenses, such as the expenses involved in holding, and soliciting proxies for, a shareholder meeting, and could hinder the prompt implementation of subadvisory changes that the Adviser believes are in the best interests of the shareholders. The Board believes that without the ability to retain a new subadviser and/or replace an existing subadviser promptly, investors' expectations may be frustrated. For instance, a Fund (or an Acquiring Fund) and its shareholders could be disadvantaged under the following circumstances: (i) where the Adviser determines to terminate a subadviser due to unsatisfactory investment performance or for another appropriate reason, (ii) where a Fund's (or an Acquiring Fund's) subadviser resigns, ceases operations or is otherwise incapable of providing management services on behalf of the Fund (or Acquiring Fund), or (iii) where there has been an assignment of a subadvisory agreement with a current subadviser (for instance, due to a change in control of the subadviser) or some other event causing the termination of the subadvisory agreement. In many cases, these events are beyond the control of the Trust, the Adviser, and the applicable Fund (or Acquiring Fund). In such circumstances, the Adviser may determine that the Fund (or the Acquiring
Fund) should retain a new subadviser or reinstate a terminated subadvisory agreement with a current subadviser. Under current regulations, such retention or reinstatement could only be made on a temporary basis (for 150 days) without shareholder approval. For these reasons, the Board believes that approval of the Proposal would benefit shareholders.

In reaching this conclusion, the Board considered, among other matters, that the Proposal could be beneficial to the Funds by reducing or eliminating the costs of shareholder meetings and the possible negative impact caused by a delay or uncertainty in replacing or hiring a new subadviser. The
Board also considered that the Funds (or the Acquiring Funds) would forgo any benefits associated with shareholder scrutiny of proposed subadvisory agreements. To this end, the Board noted that, even in the absence of shareholder scrutiny and approval, any proposal to add or replace a subadviser, or to materially amend a subadvisory agreement with an existing subadviser, should nevertheless receive careful review. First, the Adviser would assess each Fund's needs and, if it believed that the Fund would benefit from a new subadviser, the Adviser would review the relevant universe of available subadvisers. Second, any recommendations made by the Adviser would have to be approved by a majority of the relevant Trust's Board of Trustees, including a majority of the Independent Trustees. Third, any retention of a new or replacement subadviser would have to comply with the conditions contained in the SEC Exemption Order. Fourth, as described previously, certain economic disincentives for Managers exist should Managers terminate Smith Breeden other than for "cause" during the first five years that Smith Breeden serves as Subadviser to each Fund.

Vote Required

Approval of this Proposal by a Fund will require the affirmative vote of a "majority of the outstanding voting securities" of that Fund, as defined in the 1940 Act, which means the affirmative vote of the lesser of (i) more than 50% of the outstanding shares of that Fund or (ii) 67% or more of the shares of that Fund present at the Meeting if more than 50% of the outstanding shares of that Fund are represented at the Meeting in person or by proxy.


EACH BOARD HAS CAREFULLY REVIEWED
THIS PROPOSAL AND BELIEVES THAT IT IS IN THE
BEST INTERESTS OF THE SHAREHOLDERS OF
EACH FUND.  THEREFORE, EACH BOARD
UNANIMOUSLY RECOMMENDS THAT THE
SHAREHOLDERS OF EACH FUND VOTE TO
APPROVE THIS PROPOSAL.


VII. ADDITIONAL INFORMATION

Interests and Affiliations of Certain Trustees and Officers of the Trust and Smith Breeden

Mr. Breeden and Mr. Giarla are both officers and Trustees of the Trusts and officers of Smith Breeden. Timothy
D. Rowe, John B. Sprow, Daniel C. Dektar, and Marianthe S. Mewkill are each officers of the Trust and officers, employees, and shareholders of Smith Breeden. By virtue of their interest in Smith Breeden, which stands to gain from the consummation of the Smith Breeden/Managers Transaction, these persons may be deemed to have a substantial interest in shareholder approval of the Proposals because such approval is a condition to the consummation of the Smith
Breeden/Managers Transaction. Mr. Breeden and Mr. Giarla own in the aggregate approximately 75% of the outstanding voting securities of Smith Breeden. Messrs. Rowe, Sprow, and Dektar and Ms. Mewkill own in the aggregate less than 10% of the outstanding voting securities of Smith Breeden.
Mr. Breeden exercised options for 20,000 shares of common stock of Smith Breeden at a price of $10.00 per share on January 28, 2000 and purchased 613 shares of common stock of Smith Breeden at a price of $36.00 on March 30, 2000.

	Information regarding the principal executive officer and directors of Smith Breeden is presented in the table below.
 The address of each of these persons is 100 Europa Drive, Suite 200, Chapel Hill, NC 27514, and all principal occupations are with Smith Breeden unless otherwise noted.

Name                  Position with Smith Breeden; Principal Occupation
Douglas T. Breeden            Chairman (principal executive officer)
Eugene Flood, Jr.             Director, President, CEO
Michael J. Giarla             Director,Executive Vice President,
                              Chief Operating Officer
Stephen A. Eason              Director, Executive Vice President
Daniel C. Dektar              Director, Senior Vice President
Stanley J. Kon                Director, Senior Vice President
Gerald J. Madigan             Director, Senior Vice President
Marianthe S. Mewkill          Director, Senior Vice President, Secretary,
                              Treasurer, CFO
William F. Quinn, Jr.         Director, Senior Vice President
Timothy D. Rowe               Director, Senior Vice President
John B. Sprow                 Director, Senior Vice President
John C. Appel                 Director; Vice Chairman of Dain Rauscher
Michael J. Brennan            Director; Irwin and Goldyne Hearsh Professor of
                              Banking and Finance, Anderson Graduate School
                              of Management, University of California,
                              Los Angeles and Professor of Finance at
                              London Business School
Sharon E. Fankhauser          Director
Lewis T. Jester, III          Director; Manager, Crude Oil Marketing Division,
                              Chevron Corp.
Eduardo S. Schwartz           Director; California Professor of Real Estate and
                              Professor of Finance, Anderson Graduate School of
                              Management, University of California, Los Angeles


Principal Underwriter

Provident Distributors, Inc., 3200 Horizon Drive, King of Prussia, PA 19406, is the principal underwriter and distributor for the Funds, and in such capacity, is responsible for distributing shares of the Funds. The Trustees of the Trusts have approved a change in the principal underwriter and distributor for the Funds effective upon the consummation of the Smith Breeden/Managers Transaction. Managers, which is the distributor for each other fund it sponsors, will become the principal underwriter and distributor for each Fund as of such date.

Administrator

Smith Breeden currently serves as administrator of the Funds pursuant to the Current Management Agreements. The
Trustees of the Trusts have approved the appointment of Managers as administrator for the Funds effective upon the consummation of the Smith Breeden/Managers Transaction.
Managers is the administrator for each other fund that it sponsors. As indicated above, Managers will not charge the Funds separately for these services.

Solicitation of Proxies

The Trusts have retained Shareholder Communications
Corporation ("SCC"), 17 State Street, 22nd Floor, New York,
NY 10004, to aid in the solicitation of proxies. Services provided by SCC may include calls to shareholders who have not yet voted, as described in the following paragraph. The costs of retaining SCC and other expenses incurred in connection with the solicitation of proxies, the costs of holding the Meeting, and other expenses associated with obtaining the approval of the Funds and their shareholders, will not be borne by any of the Funds, but rather will be borne in equal amounts by Smith Breeden and Managers. SCC will be paid approximately $30,000 for rendering such services.

	As the date of the Meeting approaches, shareholders who have not voted may receive a telephone call asking for their votes. When a telephonic proxy is solicited by SCC, a shareholder will be asked to give his or her full name, social security number or employee identification number, address, title (if applicable) and the number of shares owned, and to confirm that he or she has received the proxy materials in the mail. Within 72 hours, the shareholder will be sent a confirmation of his or her vote that will ask the shareholder to call immediately if his or her instructions are not reflected correctly in the confirmation.

Other Matters

As of the Record Date, the Funds have the following number of shares outstanding: 3,582,786.240 (Smith Breeden
Short Duration U.S. Government Fund); 3,032,231.397
(Smith Breeden Intermediate Duration U.S. Government
Fund); and 11,994,150.346 (Smith Breeden U.S. Equity
Market Plus Fund). For the SB Trust, 10% of the shares entitled to vote shall constitute a quorum for the transaction of business by the shareholders of SB Trust at the Meeting. In the absence of a quorum, any lesser number shall be sufficient for adjournments. For the Series Trust, the holders of a majority of the shares entitled to vote shall constitute a quorum for the transaction of business by the shareholders of Series Trust at the Meeting. In the absence of a quorum, a majority of the outstanding shares entitled to vote and present in person or by proxy may adjourn the Meeting.

Each whole share of each Fund shall be entitled to one vote as to any matter on which it is entitled to vote, and each fractional share shall be entitled to a proportionate fractional vote. Votes cast by proxy or in person at the Meeting will be counted by persons appointed by the Trust as tellers for the Meeting. The tellers will count the total number of votes cast "for" approval of each Proposal for purposes of determining whether sufficient affirmative votes have been cast. The tellers will count all shares represented by proxies that reflect abstentions and "broker non-votes" (i.e., shares held by brokers or nominees as to which (a) instructions have not been received from the beneficial owners or the persons entitled to vote and (b) the broker or nominee does not have discretionary voting power on a particular matter) as shares that are present and entitled to vote for purposes of determining the presence of a quorum. Assuming the presence of a quorum, abstentions and broker non-votes have the effect of a negative vote on each Proposal.

In the event that a quorum is not present for purposes of acting on a Proposal, or if sufficient votes in favor of a Proposal are not received by the time of the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of any Proposal that has not then been adopted. They will vote against any such adjournment those proxies required to be voted against each proposal that has not then been adopted and will not vote any proxies that direct them to abstain from voting on such Proposals. Any Proposals for which sufficient favorable votes have been received by the time of the Meeting will be acted upon, and such action will be final regardless of whether the Meeting is adjourned to permit additional solicitation with respect to any other Proposal.

Although the Meeting is called to transact any other business that may properly come before it, the only business that management intends to present or knows that others will present are the Proposals mentioned in the Notice of Special
Meeting and described in this Proxy Statement.

At the time of the preparation of this Proxy Statement, management has not been informed of any matters that will be presented for action at the Meeting other than the Proposals listed in the Notice of Meeting. If other matters are properly presented to the Meeting for action, the persons named in the Proxy will vote or refrain from voting in accordance with their best judgment on those matters.

The Trusts are not required to hold annual or other periodic meetings of shareholders except as required by the 1940 Act, and do not intend to do so. The next meeting of shareholders will be held at such time as the Board of Trustees of the Trusts may determine or at such time as may be legally required. Any shareholder proposal intended to be presented at such meeting must be received by the relevant Trust at its office a reasonable time prior to the meeting, as determined by the Board of Trustees, to be included in that Trust's Proxy Statement and form of proxy relating to such meeting, and must satisfy all other federal and state legal requirements.

A Proxy may be revoked by a shareholder at any time prior to its use by written notice to the relevant Trust, by submission of a later dated proxy, or by voting in person at the Meeting.



PLEASE COMPLETE, DATE, AND SIGN THE
ENCLOSED PROXY CARD(S) AND
RETURN IT/THEM PROMPTLY IN THE ENCLOSED
ENVELOPE, OR CAST YOUR VOTES BY TELEPHONE
OR VIA THE INTERNET ACCORDING TO THE
INSTRUCTIONS ON THE PROXY CARD

	APPENDIX A

	Information regarding the shareholders of each Fund that held 5% or more of the Fund's shares as of May 30, 2000 is presented in the table below.


SMITH BREEDEN SHORT DURATION U.S.
GOVERNMENT FUND

Shareholder and Address              Shares Held             % of Shares

Charles Schwab & Co., Inc.		1,057,999.711		29.5%
101 Montgomery Street
San Francisco, CA  94104-4122

Harris Regional Hospital		469,080.698		13.1%
59 Hospital Road
Sylva, NC  28779-2732

Pacific Mutual Door Company		342,717.541		9.6%
1525 W. 31st Street
Kansas City, MO  64108-3601

Redland Insurance Company		311,889.068		8.7%
222 S. 15th Street, Suite 600N
Omaha, NE  68102-1680

Harrington Wealth Management		272,758.817		7.6%
7150 E. 116th Street
Fishers, IN  46038-1729


SMITH BREEDEN INTERMEDIATE DURATION U.S.
GOVERNMENT FUND

Shareholder and Address               Shares Held             % of Shares

Charles Schwab & Co., Inc.		1,860,072.404		61.3%
101 Montgomery Street
San Francisco, CA  94104-4122

National Investor Services Corp.        362,785.889             12.0%
55 Water Street, Floor 32
New York, NY  10041-3299


SMITH BREEDEN U.S. EQUITY MARKET PLUS FUND

Shareholder and Address             Shares Held             % of Shares

Charles Schwab & Co., Inc.           4,539,803.730           37.9%
101 Montgomery Street
San Francisco, CA  94104-4122



APPENDIX B


	CURRENT TRUSTEES AND PRINCIPAL OFFICER OF
	SMITH BREEDEN SERIES FUND
	SMITH BREEDEN TRUST


The names and ages of the Current Trustees of the Trusts and their positions and principal occupations during the past five years are shown below. Trustees whose names are followed by an asterisk (*) are "interested persons" of the Trusts (as defined by the 1940 Act).
The address of each Current Trustee and officer is the same as that of the Funds at 100 Europa Drive, Suite 200, Chapel Hill, North
Carolina 27514. In the aggregate, the Current Trustees own less than 1% of the outstanding shares of each Fund.


NAME,	AGE AND POSITION / ADDRESS, PRINCIPAL
OCCUPATION AND OTHER INFORMATION

Douglas T. Breeden (49),* Trustee and Chairman of the Board of
Trustees
Chairman of the Board of Smith Breeden; co-founded Smith Breeden in 1982. He is Visiting Professor of Finance at the Kenan Flagler Business School at the University of North Carolina. He has served on business school faculties at Duke University, Stanford University and the University of Chicago, and as a visiting professor at Yale University and at the Massachusetts Institute of Technology. He is the Editor of The Journal of Fixed Income. He serves as Chairman of Harrington Financial Group, the holding company for Harrington
Bank, F.S.B., of Richmond, Indiana.

Michael J. Giarla (42),* Trustee
Executive Vice President and Chief Operating Officer of Smith
Breeden.  He also serves as a Director of Harrington
Financial Group, the holding company for Harrington Bank, F.S.B., of Richmond, Indiana. He has been employed by Smith Breeden since 1985.

Stephen M. Schaefer (52), Trustee
Tokai Bank Professor of Finance at the London Business School (Professor since 1985). He is a director of Tokai Bank Europe, a subsidiary of Tokai Bank. He has served on the editorial board of a number of professional journals including, currently, The Journal of Fixed Income, The Review of Derivatives Research, and European Review of Finance. He consults for a number of leading financial institutions, including previously for Smith Breeden.

Myron S. Scholes (58), Trustee
Frank E. Buck Professor of Finance, at the Graduate School of Business at Stanford University (Professor since 1983; Emeritus since
1996).  He was formerly a limited partner and principal of Long
Term Capital Management (1993-1998).  He was also a Managing
Director and co-head of the fixed income derivatives group at Salomon Brothers between 1991-1993. He received the Nobel Prize in Economic Science in 1997. He is a past president of the American Finance Association (1990).

William F. Sharpe (65), Trustee
STANCO 25 Professor of Finance, at Stanford University's Graduate School of Business (Professor since 1992; Emeritus since 1999). He is known as one of the developers of the Capital Asset Pricing Model, including the beta and alpha concepts used in risk analysis and performance measurement. He is a past President of the American Finance Association. He is Trustee of Barr Rosenberg Series Trust and Barr Rosenberg Variable Insurance Trust, a Director of Stanford Management Company, and the Chairman of the Board of Financial Engines, a company that provides electronic portfolio advice. He received the Nobel Prize in Economic Science in 1990.

 	EXHIBIT 1


FORM OF FUND MANAGEMENT AGREEMENT


THIS MANAGEMENT AGREEMENT is
made as of this ___ day of ________, 2000, between The
Managers Trust [I / II], a business trust organized under the laws of the Commonwealth of Massachusetts
("Company") and The Managers Funds LLC, a limited liability company organized under the laws of the State of Delaware ("Manager"). This Agreement shall not become effective as to any Series unless the shareholders of such Series approve this Agreement.

WHEREAS, the Company operates as an
investment company registered under the Investment
Company Act of 1940, as amended (the "Investment
Company Act") for the purpose of investing and reinvesting the assets of its various series (each a "Series", each of which is listed in Appendix A hereto) in securities pursuant to investment objectives and policies as set forth more fully in its Declaration of Trust, its By-Laws and its Registration Statement under the Investment Company Act and the Securities Act of 1933, as amended, all as amended and supplemented from time to time; and the Company desires to avail itself of the services, information, advice, assistance and facilities of a fund manager and to have a fund manager provide or perform for it various administrative management, statistical, research, portfolio manager selection and other services;

WHEREAS, the Manager is registered as an investment adviser under the Investment Advisers Act of 1940, as amended; and

WHEREAS, the Manager desires to provide
services to the Company in consideration of and on the terms and conditions hereinafter set forth;

NOW, THEREFORE, Company and Manager
agree as follows:

1.  Employment of the Manager.  The Company
hereby employs the Manager to manage the investment and reinvestment of the assets of the Company's various Series in the manner set forth in
Section 2 (B) of this Agreement and to administer its business and administrative operations, subject to the direction of the Trustees and the officers of the company, for the period in the manner, and on the terms hereinafter set forth. The Manager hereby accepts such employment and agrees during such period to render the services and to assume the obligations herein set forth. The Manager shall for all purposes herein be deemed to be an independent contractor and shall, except as expressly provided or authorized (whether herein or otherwise) have no authority to act for or represent the Company in any way or otherwise be deemed an agent of the Company.

2. Obligation of and Services to be Provided by the Manager. The Manager undertakes to provide the services hereinafter set forth and to assume the following obligations:

A. Corporate Management and Administrative
Services.

(a) The Manager shall furnish to the Company adequate (i) office space, which may be space within the offices of the Manager or in such other place as may be agreed upon from time to time, (ii) office furnishings, facilities and equipment as may be reasonably required for managing and administering the operations and conducting the business of the Company, including complying with the securities, tax and other reporting requirements of the United States and the various states in, which the Company does business, conducting correspondence and other communications with the shareholders of the Company, and maintaining or supervising the maintenance of all internal bookkeeping, accounting and auditing services and records in connection with the company to investment and business activities.
Company agrees that its shareholder recordkeeping services, the computing of net asset value and the preparation of certain of its records required by Section 31 of the Investment Company Act and the Rules promulgated thereunder are to be performed by Company's transfer agent, custodian or portfolio managers, and that with respect to these services Manager's obligations under this Section
2(A) are supervisory in nature only.

(b) The Manager shall employ or provide and compensate the executive, administrative, secretarial and clerical personnel necessary to supervise the provisions of the services set forth in subparagraph 2 (A) (a) above, and shall bear the expense of providing such services, except as may otherwise be provided in Section 4 of this Agreement. The Manager shall also compensate all officers and employees of the Company who are officers or employees of the Manager.

B.  Investment Management Services.

(a)  The Manager shall have overall
supervisory responsibility for the general management and investment of the assets and securities portfolio of each of the company's various Series subject to and in accordance with the investment objectives, policies and restrictions of each such Series, and any directions which the Company's Trustees may issue to the Manager from time to time.

(b)  The Manager shall provide overall
investment programs and strategies for the Company, and more particularly for each Series, shall revise such programs as necessary and shall monitor and report periodically to the Trustees concerning the implementation of the programs.

(c) The Company intends to appoint one or more persons or companies ("Portfolio Managers"), and each Portfolio Manager shall have full investment discretion and shall make all determinations with respect to the investment of the portion of the particular Series' assets assigned to that Portfolio Manager and the purchase and sale of portfolio securities with those assets, and take such steps as may be necessary to implement such appointments. The Manager shall not be responsible or liable for the investment merits of any decision by a Portfolio Manager to purchase, hold or sell a security for the portfolio of the Series for which it acts as Portfolio Manager.

(d) The Manager shall evaluate Portfolio Managers and shall advise the Trustees of the Company of the Portfolio Managers which the Manager believes are best suited to invest the assets of each Series; shall monitor and evaluate the investment performance of each Portfolio Manager employed by each Series; shall allocate the portion of each Series' assets to be managed by each Portfolio Manager; shall recommend changes of or additional Portfolio Managers when appropriate; shall coordinate the investment activities of the Portfolio Managers; and shall compensate the Portfolio
Managers.

(e)The Manager shall render regular reports to the Company, at regular meetings of the Trustees, of, among other things, the decisions which it has made with respect to the allocation of assets among Portfolio Managers. Provision of Information Necessary for Preparation of Securities Registration Statements, Amendments and Other Materials.

The Manager will make available and provide financial, accounting and statistical information required by the Company in the preparation of registration statements, reports and other documents required by federal and state securities laws, and such information as the Company may reasonably request for use in the preparation of registration statements, reports and other documents required by federal and state securities laws and such information as the Company may reasonably request for use in the preparation of such documents or of other materials necessary or helpful for the underwriting and distribution of the Company's shares.

D.	Other Obligations and Services.

The Manager shall make available its officers and employees to the Trustees and officers of the Company for consultation and discussion regarding the administration and management of the Company and its
	investment activities.

3.  Execution and Allocation of Portfolio Brokerage
Commissions. Portfolio Managers, subject to and in accordance with any directions the Company's
Trustees may issue from time to time, shall place, in the name of the Series of the Company for which they act as Portfolio Manager, orders for the execution of that Series' portfolio transactions.
When placing such orders, the primary objective of the Manager and Portfolio Managers shall be to obtain the best net price and execution for the series, but this requirement shall not be deemed to obligate the Manager or a Portfolio Manager to place any order solely on the basis of obtaining the lowest commission rate if the other standards set forth in this section have been satisfied. The Company recognizes that there are likely to be many cases in which different brokers are equally able to provide such best price and execution and that, in the selection among such brokers with respect to particular trades, it is desirable to choose those brokers who furnish brokerage and research services, (as defined in Section 28 (e) (3) of the Securities Exchange Act of 1934) or statistical quotations and other information to the Company, the Manager and/or the Portfolio Managers in accordance with the standards set forth below.
Moreover, to the extent that it continues to be lawful to do so and so long as the Trustees determine as a matter of general policy that the Company will benefit, directly or indirectly, by doing so, the Manager or a Portfolio Manager may place orders with a broker who charges a commission for that transaction which is in excess of the amount of commission that another broker would have charged for effecting that transaction, provided that the excess commission is reasonable in relation to the value of brokerage and research services provided by that broker. Accordingly, the Company and the Manager agree that the Manager and the Portfolio
Managers may select brokers for the execution of the Company's portfolio transactions from among:

A.  Those brokers and dealers who provide
brokerage and research services, or statistical quotations and other information to the Company, specifically including the quotations necessary to determine the value of the Company's Series' net assets in such amount of total brokerage as may reasonably be required in light of such services;

B.  Those brokers and dealers who supply
brokerage and research services to the
Manager or the Portfolio Managers which
relate directly to portfolio securities, actual or potential, of the Series, or which place the Manager or Portfolio Managers in a better position to make decisions in connection with the management of the Series assets and portfolio, whether or not such data may also be useful to the Manager and its affiliates, or the Portfolio Managers and their affiliates, in managing other portfolios, including other
Series, or advising other clients, in such amount of total brokerage as may reasonably be required.

The Manager shall render regular reports to the Company of the total brokerage business placed and the manner in which the allocation has been accomplished.

The Manager agrees and each Portfolio
Manager will be required to agree that no investment decision will be made or influenced by a desire to provide brokerage for allocation in accordance with the foregoing, and that the right to make such allocation of brokerage shall not interfere with the Manager's or Portfolio Managers' primary duty to obtain the best net price and execution for the Company.

4. Expenses of the Company. It is understood that the Company will pay all its expenses other than those expressly assumed by the Manager herein, which expenses payable by the company shall include:

A.	Expenses of all audits by independent
public accountants;

B.	Expenses of transfer agent, registrars
dividend disbursing agent and shareholder recordkeeping services;

C.	Expenses of custodial services
including recordkeeping services provided by the Custodian;

D.	Expenses of obtaining quotations for
calculating the value of the Company's net assets;


E.	Salaries and other compensation of any
of its executive officers and employees, if any, who are not officers, directors, stockholders or employees of the Manager;

F.	Taxes levied against the Company;

G.	Brokerage fees and commissions in
connection with the purchase and sale of portfolio securities for the Company;

H.	Costs, including the interest expense, of
borrowing money;

I.	Costs and/or fees incident to Trustee and
shareholder meetings of the Company, the preparation and mailing of prospectuses and reports of the Company to its shareholders, the filing of reports with regulatory bodies, the maintenance of the Company's corporate existence, and the registration of shares with federal and state securities authorities;

J.	Legal fees, including the legal fees
related to the registration and continued qualification of the Company's Shares for sale;

K.	Costs of printing stock certificates
representing shares of the Company's various
Series;

L.	Trustees' fees and expenses of Trustees
who are not directors, officers, employees or stockholders of the Manager or any of its affiliates; and

M.	Its pro rata portion of the fidelity bond
required by Section 17(g) of the Investment
Company Act, or other insurance premiums.

The Manager understands that each Series will be liable for the expenses attributable to such Series.

5.   Activities and Affiliates of the Manager.

A.	The services of the Manager to the
Company hereunder are not to be deemed
exclusive, and the Manager and any of its affiliates shall be free to render similar services to others. The Manager shall use the same skill and care in the management of the Company's assets as it uses in the administration of other accounts to which it provides asset management, consulting and portfolio manager selection services, but shall not be obligated to give the Company more favorable or preferential treatment vis-a-vis its other clients.


B.	Subject to and in accordance with the
Declaration of Trust and By-Laws of the
Company and to Section 10(a) of the
Investment Company Act, it is understood that Trustees, officers, agents and shareholders of the Company are or may be interested in the Manager or its affiliates as directors, officers, agents or stockholders of the Manager or its affiliates; that directors, officers, agents and stockholders of the Manager or its affiliates are or may be interested in the Company as trustees, officers, agents, shareholders or otherwise;
that the Manager or its affiliates may be interested in the Company as shareholders or otherwise; and that the effect of any such interests shall be governed by said
Declaration of Trust, By-Laws and the
Investment Company Act.

6. Compensation of the Manager. In consideration of all of the services provided and obligations assumed by the Manager pursuant to this Agreement, each Series shall pay the Manager a management fee calculated as a specified percentage of the average daily net asset value of that Series. Such fee, which shall be accrued daily and paid monthly, shall be calculated at the annual percentage rate set forth for the particular Series in Appendix B to this Agreement. Each Series shall be solely responsible for the payment of its management fee, and no Series shall be responsible for the payment of a management fee calculated for or attributable to any other Series.

7.  Liabilities of the Manager.

A. In the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of obligations or duties hereunder on the part of the Manager, the Manager shall not be subject to liability to the Company or any Series or to any shareholder of the Company for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security.

B. No provision of this Agreement shall be construed to protect any Trustee or officer of the Company, or the Manager, from liability in violation of Sections 17(h) and (i) of the Investment Company Act.

	8.  Renewal and Termination.

A.  This Agreement shall become effective
on the date written above and shall continue
in effect until the second anniversary of the
date first written above.  This Agreement
may be continued annually thereafter for
successive one year periods (a) by a vote of
a majority of the outstanding shares of
beneficial interest of each Series of the
Company or 	(b) by a vote of a majority of the Trustees of the Company,
and in either case by a majority of the Trustees who are not parties to the Agreement or interested persons of any parties to the Agreement (other than as Trustees of the Company) cast in person at a meeting called for the purpose of voting on the Agreement. The aforesaid provision that this Agreement may be continued "annually" shall be construed in a manner consistent with the Investment
Company Act and the Rules and Regulations promulgated thereunder. If continuance of this Agreement is approved by less than all of the Series, it shall be deemed terminated as to those Series not giving their approval, and Appendix A and Appendix B hereto shall be appropriately amended to reflect that fact.

B.     This Agreement

(a) may at any time be terminated without the payment of any penalty by (1) vote of the Trustees of the Company; (ii) by vote of a majority of the outstanding voting securities of the Company; or (iii) as to any Series by vote of the outstanding voting securities of such Series, on sixty (60) days written notice to the Manager;

(b) shall immediately terminate in the event of its assignment; and

(c) may be terminated by the Manager on sixty
(60) days written notice to the Company.

C.  As used in this Section 8, the terms
"assignment," "interested person" and "vote of a majority of the outstanding voting securities" shall, have the meanings set forth in the Investment Company Act.

D. Any notice under this Agreement shall be given in writing addressed and delivered or mailed postpaid, to the other party to this Agreement at its principal place of business.

9. Severability. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

10. Governing Law. To the extent that state law has not been preempted by the provisions of any law of the United States heretofore or hereafter enacted, as the same may be amended from time to time, this Agreement shall be administered, construed and enforced according to the laws of the State of Connecticut.

11.  Amendments.  This Agreement, including the
Appendix hereto, may be amended by an instrument in writing signed by the parties subject to Investment
Company obtaining such approvals as may be required by the Investment Company Act.


IN WITNESS WHEREOF, the parties hereto
have caused this Agreement to be executed, as of the day and year first written above.



THE MANAGERS TRUST [I / II]              ATTEST

By:      __________________________	By:	____________________
         Name:                                  Name:
         Title:                                 Title:



THE MANAGERS FUNDS LLC                  ATTEST

By:       __________________________	By: 	___________________
          Name:                                 Name:
          Peter M. Lebovitz
          Title: President




APPENDIX A
Series Covered by Fund Management
Agreement


The Managers Trust I:

     Managers 500 Plus Fund


The Managers Trust II:

     Managers Short Duration Government Fund
     Managers Intermediate Government Fund







	EXHIBIT 2


SUB-ADVISORY AGREEMENT


Attention:  Smith Breeden Associates, Inc.

RE:  Sub-Advisory Agreement


The [Managers 500 Plus / Managers Short Duration
Government / Managers Intermediate Government] Fund
(the "Fund") is a series of The Managers Trust [I / II], a
Massachusetts business trust (the "Trust") that is registered as an investment company under the Investment Company
Act of 1940, as amended, (the "Act"), and subject to the rules and regulations promulgated thereunder.

The Managers Funds LLC (the "Manager") acts as the manager and administrator of the Trust pursuant to the terms of a Management Agreement with the Trust. The
Manager is responsible for the day-to-day management and administration of the Fund and the coordination of investment of the Fund's assets. However, pursuant to the terms of the Management Agreement, specific portfolio purchases and sales for the Fund's investment portfolios or a portion thereof, are to be made by advisory organizations recommended by the Manager and approved by the Trustees of the Trust.

1. Appointment as a Sub-Adviser. The Manager, being duly authorized, hereby appoints and employs Smith
Breeden Associates, Inc. ("Sub-Adviser") as a discretionary asset manager, on the terms and conditions set forth herein, of the assets of the Fund (those assets being referred to as the "Fund Account").

2.  Portfolio Management Duties.

(a)	Subject to the supervision of the Manager and of the Trustees of the Trust, the Sub-Adviser shall manage the composition of the Fund Account, including the purchase, retention and disposition thereof, in accordance with the Fund's investment objectives, policies and restrictions as stated in the Fund's Prospectus and Statement of Additional
Information (such Prospectus and Statement of
Additional Information for the Fund as currently in effect and as amended or supplemented in writing from time to time, being herein called the "Prospectus").

(b)	The Sub-Adviser shall maintain such books and records pursuant to
Rule 31a-1 under the Act and Rule 204-2 under the Investment Advisers Act of 1940, as amended (the "Advisers Act"), with respect to the Fund Account as shall be specified by the Manager from time to time, and shall maintain such books and records for the periods specified in the rules under the Act or the Advisers
Act. In accordance with Rule 31a-3 under the Act, the Sub-Adviser agrees that all records under the Act shall be the property of the Trust.

(c)	The Sub-Adviser shall provide the Trust's Custodian, and the
Manager on each business day with information relating to all transactions concerning the Fund Account. In addition, the Sub-Adviser shall be responsive to requests from the Manager or the Trust's Custodian for assistance in obtaining price sources for securities held in the Fund Account, as well as for periodically reviewing the prices of the securities assigned by the Manager or the Trust's Custodian for reasonableness and advising the Manager should any such prices appear to be incorrect.

(d)	The Sub-Adviser agrees to maintain adequate compliance procedures to ensure its compliance with the 1940 Act, the Advisers Act and other applicable federal and state regulations, and review information provided by the Manager to assist the Manager in its compliance review program.

(e)	The Sub-Adviser agrees to maintain an appropriate level of errors and omissions or professional liability insurance coverage.

3. Allocation of Brokerage. The Sub-Adviser shall have authority and discretion to select brokers, dealers and futures commission merchants to execute portfolio transactions initiated by the Sub-Adviser, and for the selection of the markets on or in which the transactions will be executed.

(a)  In doing so, the Sub-Adviser's primary
responsibility shall be to obtain the best net price and execution for the Fund. However, this responsibility shall not be deemed to obligate the Sub-Adviser to solicit competitive bids for each transaction, and the Sub-Adviser shall have no obligation to seek the lowest available commission cost to the Fund, so long as the Sub-Adviser determines that the broker, dealer or futures commission merchant is able to obtain the best net price and execution for the particular transaction taking into account all factors the Sub-Adviser deems relevant, including, but not limited to, the breadth of the market in the security or commodity, the price, the financial condition and execution capability of the broker, dealer or futures commission merchant and the reasonableness of any commission for the specific transaction and on a continuing basis. The Sub-Adviser may consider the brokerage and research services (as defined in Section 28(e) of the Securities Exchange Act of
1934, as amended) made available by the broker to the Sub-Adviser viewed in terms of either that particular transaction or of the Sub-Adviser's overall responsibilities with respect to its clients, including the Fund, as to which the Sub-Adviser exercises investment discretion, notwithstanding that the Fund may not be the direct or exclusive beneficiary of any such services or that another broker may be willing to charge the Fund a lower commission on the particular transaction.

(b) The Manager shall have the right to request that specified transactions giving rise to brokerage commissions, in an amount to be agreed upon by the Manager and the Sub-Adviser, shall be executed by brokers and dealers that provide brokerage or research services to the Fund or the Manager, or as to which an on-going relationship will be of value to the Fund in the management of its assets, which services and relationship may, but need not, be of direct benefit to the Fund Account, so long as (i) the Manager determines that the broker or dealer is able to obtain the best net price and execution on a particular transaction and (ii) the Manager determines that the commission cost is reasonable in relation to the total quality and reliability of the brokerage and research services made available to the Fund or to the Manager for the benefit of its clients for which it exercises investment discretion, notwithstanding that the Fund Account may not be the direct or exclusive beneficiary of any such service or that another broker may be willing to charge the Fund a lower commission on the particular transaction.

(c) The Sub-Adviser agrees that it will not execute any portfolio transactions with a broker, dealer or futures commission merchant which is an "affiliated person" (as defined in the Act) of the Trust or of the Manager or of any Sub-Adviser for the Trust except in accordance with procedures adopted by the Trustees. The Manager agrees that it will provide the Sub-Adviser with a list of brokers and dealers, which are "affiliated persons" of the Trust, the Manager or the Trust's Sub-Advisers.

4. Information Provided to the Manager and the Trust and to the Sub-Adviser

(a) The Sub-Adviser agrees that it will make available to the Manager and the Trust promptly upon their request copies of all of its investment records and ledgers with respect to the Fund Account to assist the Manager and the Trust in monitoring compliance with the Act, the Advisers Act, and other applicable laws. The Sub-Adviser will furnish the Trust's Board of Trustees with such periodic and special reports with respect to the Fund Account as the Manager or the Board of Trustees may reasonably request.

(b) The Sub-Adviser agrees that it will notify the Manager and the Trust in the event that the Sub-
Adviser or any of its affiliates: (i) becomes subject to a statutory disqualification that prevents the Sub-
Adviser from serving as investment adviser pursuant to this Agreement; or (ii) is or expects to become the subject of an administrative proceeding or enforcement action by the Securities and Exchange
Commission or other regulatory authority.
Notification of an event within (i) shall be given immediately; notification of an event within (ii) shall be given promptly. The Sub-Adviser has provided the information about itself set forth in the Registration Statement and has reviewed the description of its operations, duties and responsibilities as stated therein and acknowledges that they are true and correct in all material respects and contain no material misstatement or omission, and it further agrees to notify the Manager immediately of any fact known to the Sub-Adviser respecting or relating to the Sub-Adviser that causes any statement in the Prospectus to become untrue or misleading in any material respect or that causes the Prospectus to omit to state a material fact.

(c)  The Sub-Adviser represents that it is an
investment adviser registered under the Advisers Act
and other applicable laws and that the statements
contained in the Sub-Adviser's registration under the
Advisers Act on Form ADV as of the date hereof,
are true and correct and do not omit to state any
material fact required to be stated therein or
necessary in order to make the statements therein not
misleading.   The Sub-Adviser agrees to maintain the
completeness and accuracy in all material respects of its registration on Form ADV in accordance with all legal requirements relating to that Form. The Sub-
Adviser acknowledges that it is an "investment adviser" to the Fund within the meaning of the Act and the Advisers Act.

5. Compensation. The compensation of the Sub-Adviser for its services under this Agreement shall be calculated and paid by the Manager in accordance with the attached
Schedule A. Pursuant to the provisions of the Management Agreement between the Trust and the Manager, the Manager is solely responsible for the payment of fees to the Sub-Adviser, and the Sub-Adviser agrees to seek payment of its fees solely from the Manager and not from the Trust or the Fund.

6.  Other Investment Activities of the Sub-Adviser.  The
Manager acknowledges that the Sub-Adviser or one or more of its affiliates may have investment responsibilities or render investment advice to or perform other investment advisory services for other individuals or entities ("Affiliated Accounts"). The Manager agrees that the Sub-Adviser or its affiliates may give advice or exercise investment responsibility and take such other action with respect to other Affiliated Accounts which may differ from the advice given or the timing or nature of action taken with respect to the Fund Account, provided that the Sub-Adviser acts in good faith and provided further, that it is the Sub-Adviser's policy to allocate, within its reasonable discretion, investment opportunities to the Fund Account over a period of time on a fair and equitable basis relative to the Affiliated Accounts, taking into account the investment objectives and policies of the Fund and any specific investment restrictions applicable thereto. The Manager acknowledges that one or more of the Affiliated Accounts may at any time hold, acquire, increase, decrease, dispose or otherwise deal with positions in investments in which the Fund Account may have an interest from time to time, whether in transactions which involve the Fund Account or otherwise. The Sub-
Adviser shall have no obligation to acquire for the Fund
Account a position in any investment which any Affiliated Account may acquire, and the Fund shall have no first refusal, co-investment or other rights in respect of any such investment, either for the Fund Account or otherwise.

7. Standard of Care. The Sub-Adviser shall exercise its best judgment in rendering the services provided by it under this Agreement. The Sub-Adviser shall not be liable for any act or omission, error of judgment or mistake of law or for any loss suffered by the Manager or the Trust in connection with the matters to which this Agreement relates, provided that nothing in this Agreement shall be deemed to protect or purport to protect the Sub-Adviser against any liability to the Manager or the Trust or to holders of the Trust's shares representing interests in the Fund to which the Sub-Adviser would otherwise be subject by reason of willful malfeasance, bad faith or gross negligence on its part in the performance of its duties or by reason of the Sub-Adviser's reckless disregard of its obligations and duties under this Agreement.

8. Assignment. This Agreement shall terminate automatically in the event of its assignment (as defined in the Act and in the rules adopted under the Act). The Sub-
Adviser shall notify the Trust in writing sufficiently in advance of any proposed change of control, as defined in
Section 2(a)(9) of the Act, as will enable the Trust to consider whether an assignment under the Act will occur, and to take the steps necessary to enter into a new contract with the Sub-Adviser or such other steps as the Board of Trustees may deem appropriate.

9. Amendment. This Agreement may be amended at any time, but only by written agreement between the Sub-
Adviser and the Manager, which amendment is subject to the approval of the Trustees and the shareholders of the Trust in the manner required by the Act.

10. Effective Date; Term. This Agreement shall become effective on ________, 2000 and shall continue in effect for a term of two years from that date. Thereafter, the Agreement shall continue in effect only so long as its continuance has been specifically approved at least annually by the Trustees, or the shareholders of the Fund in the manner required by the Act. The aforesaid requirement shall be construed in a manner consistent with the Act and the rules and regulations thereunder.

11. Termination. This Agreement may be terminated by (i) the Manager at anytime without penalty, upon notice to the Sub-Adviser and the Trust, (ii) at any time without penalty by the Trust or by vote of a majority of the outstanding voting securities of the Fund (as defined in the Act) on notice to the Sub-Adviser or (iii) by the Sub-Adviser at any time without penalty, upon thirty (30) days' written notice to the Manager and the Trust.

12. Severability. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule, or otherwise, the remainder of this Agreement shall not be affected thereby but shall continue in full force and effect.

13. Applicable Law. The provisions of this Agreement shall be construed in a manner consistent with the requirements of the Act and the rules and regulations thereunder. To the extent that state law is not preempted by the provisions of any law of the United States heretofore or hereafter enacted, as the same may be amended from time to time, this Agreement shall be administered, construed, and enforced according to the laws of the State of Connecticut.



THE MANAGERS FUNDS LLC

BY:

Its:

DATE:
ACCEPTED:

SMITH BREEDEN ASSOCIATES, INC.

BY:

Its:

DATE:


ACKNOWLEDGED:

THE MANAGERS TRUST [I / II]

BY:

Its:

DATE:








SCHEDULES:	A.  Fee Schedule.

SCHEDULE A
SUB-ADVISER FEE
[Managers 500 Plus Fund:]

For services provided to the Fund Account, the Manager will pay within five business days after the end of each calendar month the Sub-Adviser a base monthly fee for each calendar month calculated on a daily basis at an annual rate of .05% of daily net assets in the Fund
Account through ______, 2001 [i.e., first anniversary of closing date] and an annual rate of .20% of daily net assets in the Fund Account thereafter; provided, however, that if on any day after ______, 2001 [i.e., first anniversary of closing date] the gross annualized fee received by the Manager under the Management
Agreement between the Trust and the Manager is less than $1,365,300, then such annual fee rate shall be reduced to
 .15% of daily net assets in the Fund for that day.

[Managers Short Duration Government Fund:]

For services provided to the Fund Account, the Manager will pay within five business days after the end of each calendar month the Sub-Adviser a base monthly fee for each calendar month calculated on a daily basis at an annual rate of .05% of daily net assets in the Fund
Account through ______, 2001 [i.e., first anniversary of closing date] and an annual rate of .10% of daily net assets in the Fund Account thereafter; provided, however, that if on any day after ______, 2001 [i.e., first anniversary of closing date] the gross annualized fee received by the Manager under the Management
Agreement between the Trust and the Manager is less than $403,200, then such annual fee rate shall be reduced to
 .05% of daily net assets in the Fund for that day.

[Managers Intermediate Government Fund:]

For services provided to the Fund Account, the Manager will pay within five business days after the end of each calendar month the Sub-Adviser a base monthly fee for each calendar month calculated on a daily basis at an annual rate of .05% of daily net assets in the Fund
Account through ______, 2001 [i.e., first anniversary of closing date] and an annual rate of .10% of daily net assets in the Fund Account thereafter; provided, however, that if on any day after ______, 2001 [i.e., first anniversary of closing date] the gross annualized fee received by the Manager under the Management
Agreement between the Trust and the Manager is less than $325,800, then such annual fee rate shall be reduced to
 .05% of daily net assets in the Fund for that day.

The fee shall be pro-rated for any calendar month during which the contract is in effect for only a portion of the month.

	The Sub-Adviser agrees that, during any period in which the Manager has waived all or a portion of the management fee payable by the Trust to the Manager under the Management Agreement with respect to the Fund, if requested by the Manager, the Sub-Adviser will waive a pro rata share (or such lesser share as the Manager may request) of the sub-advisory fee payable hereunder with respect to the Fund, such that the amount waived by the Sub-Adviser shall bear the same ratio to the total amount of the sub-advisory fees payable hereunder with respect to the Fund as the amount waived by the Manager bears to all fees payable to the Manager under the Management Agreement with respect to the Fund. In addition, the Sub-Adviser agrees that, during any period in which the Manager has agreed to pay or reimburse the Trust for expenses of the Fund, if requested by the Manager, the Sub-Adviser shall pay or reimburse the Trust for a pro rata share (or such lesser share as the Manager may request) of such expenses, such that the amount of such excess expenses paid by the Sub-Adviser shall bear the same ratio to the total amount of excess expenses payable with respect to the Fund as the sub-advisory fee hereunder bears to all fees payable to the Manager under the Management Agreement with respect to the Fund.





PROXY CARD

SMITH BREEDEN TRUST
100 EUROPA DRIVE, SUITE 200
CHAPEL HILL, NC 27514-2310

SMITH BREEDEN TRUST
FUND NAME HERE
Proxy for a Special Meeting of Shareholders, July 21, 2000

The undersigned hereby appoints Michael J. Giarla and Marianthe S. Mewkill, and each of them separately, as proxies,with power of substitution to each,and hereby authorizes them to represent and to vote, as designed below, at a Special Meeting of Shareholders of Smith Breeden Series Fund and Smith Breeden
Trust on July 21, 2000, at 10 a.m. Eastern time, and at any adjournments thereof, all of the shares of Smith Breeden Series
Fund and/or Smith Breeden Trust which the undersigned would be entitled to vote if personally present. THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED
SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY
WILL BE VOTED FOR EACH OF THE PROPOSALS AS SET
FORTH IN THE PROXY STATEMENT

This proxy is solicited on behalf of Smith Breeden Series
Fund or Smith Breeden Trust, by the Trusts' Board of
Directors. Please sign this card in the space provided. Your signature acknowledges receipt of the Notice of the Special
Meeting and the accompanying Proxy Statement.

To vote by Telephone

1)Read the Proxy Statement and have the Proxy card below at hand.
2)Call 1-800-690-6903
3)Enter the 12-digit control number set forth on the Proxy card and follow the simple instructions.

To vote by Internet

1)Read the Proxy Statement and have the Proxy card below at hand.
2)Go to Website www.proxyvote.com
3)Enter the 12-digit control number set forth on the Proxy card and follow the simple instructions.





KEEP THIS PORTION FOR YOUR RECORDS

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

FUND NAME HERE



In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting. The
Trustees recommend a vote FOR each of the proposals.



Vote on Trustees
01) Jack W Aber 02) William E. Chapman, II,      For  Withhold    For
03) Sean M. Healey                               All    All    All Except
04) EdwardJ. Kaier 05) Madeline H. McWhinney     To withhold authority to vote,
06) Steven J. Paggioli, 07) Eric Rakowski,       mark "For All Except" and write
08) Thomas R. Schneeweis.                        the nominee's number on the
                                                 line below.
                                                 ________________________

2.  APPROVAL OR DISAPPROVAL OF THE PROPOSED       For     Against    Abstain
    MANAGEMENT AGREEMENT

3.  APPROVAL OR DISAPPROVAL OF THE PROPOSED       For     Against    Abstain
    SUBADVISORY AGREEMENT

4.  APPROVAL OR DISAPPROVAL OF AN                 For     Against    Abstain
    AMENDMENT TO THE TRUST'S
    DECLARATIONS OF TRUST


5. APPROVAL OR DISAPPROVAL OF A PROPOSAL
ALLOWING THE ADVISER TO CHANGE THE  SUBADVISER    For    Against     Abstain
OF THE FUND WITHOUT SHAREHOLDER APPROVAL


Please sign exactly as name appears to the left. When signing as attorney, executor administrator trustee, or guardian, please give full title as such. If signing for a corporation, please sign in full corporate name by President or other authorized officer.
If a partnership, please sign in partnership name by authorized person.










Signature [PLEASE SIGN WITHIN BOX] Date      Signature (Joint Owners)  Date